UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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SOLITARIO EXPLORATION & ROYALTY CORP. (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SOLITARIO EXPLORATION & ROYALTY CORP.
Notice of Annual Meeting of Shareholders

To the Shareholders:

          The Annual Meeting of the Shareholders of Solitario Exploration & Royalty Corp. ("Solitario" or the "Company") will be held at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033, on Tuesday June 18, 2013 at 10:00 a.m., Mountain Daylight Time (the "Annual Meeting"), for the following purposes:

1.          To elect five directors to serve until the next annual meeting of Shareholders or until their successors are elected and qualified;

2.          To hold an advisory vote to approve executive compensation;

3.          To consider and if deemed appropriate pass a resolution approving the 2013 Solitario Exploration & Royalty Corp. Omnibus Stock and Incentive Plan;

4.          To ratify the appointment of EKSH LLLP, as Solitario's independent registered public accounting firm for fiscal year 2013; and

5.          To transact such other business as may properly come before the meeting and all adjournments thereof.

          The Board of Directors has fixed the close of business on April 29, 2013 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The approximate date of the mailing of this Proxy Statement and the enclosed form of proxy is May 7, 2013. A complete list of shareholders will be available for examination at the Annual Meeting and at our offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033, prior to the Annual Meeting beginning two business days after the date of the mailing of the enclosed Proxy Statement.

          Your attention is directed to the accompanying Proxy Statement. To constitute a quorum for the conduct of business at the Annual Meeting, it is necessary that holders of a majority of all outstanding shares entitled to vote at the meeting be present in person or be represented by proxy. To assure representation at the Annual Meeting, you are urged to date and sign the enclosed proxy and return it promptly in the enclosed envelope.

                                                                                                                           By Order of the Board of Directors

                                                                                                                           /s/James R. Maronick

                                                                                                                           Secretary

April 29, 2013

Wheat Ridge, Colorado

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PROXY STATEMENT

Annual Meeting of Shareholders

          This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors” or “Board") of Solitario Exploration & Royalty Corp., a Colorado corporation, ("Solitario" or the "Company"), of proxies in the accompanying form for use at the Annual Meeting of Shareholders to be held on Thursday June 18, 2013 at 10:00 a.m., Mountain Daylight Time, at the Company’s principal executive offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033, and any adjournment or postponement of such meeting (the "Annual Meeting").

          Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on Thursday, June 18, 2013: This proxy statement, including a copy of the 2013 Solitario Exploration & Royalty Corp. Omnibus Stock and Incentive Plan, the accompanying proxy card, and our 2012 Annual Report (which is not a part of the Company's proxy soliciting materials), including the Annual Report on Form 10-K for the year ended December 31, 2012, are available online at www.solitarioxr.com. Shareholders cannot submit their vote at www.solitarioxr.com.

          The 2012 Annual Report (which is not a part of the Company's proxy soliciting materials) is being mailed to the Company's shareholders with this Proxy Statement. Upon written request from any person solicited herein, addressed to the Corporate Secretary of Solitario at its principal offices at 4251 Kipling St. Suite 390, Wheat Ridge, Colorado 80033, Solitario will provide, at no cost, a copy of the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") for the fiscal year ended December 31, 2012 (the "2012 10-K"), without exhibits. A copy of any or all of the exhibits to the 2012 10-K will be furnished for a fee, which will not exceed the Company's reasonable expenses in furnishing the exhibits.

          Proxies are solicited so that each shareholder may have an opportunity to vote. These proxies will enable shareholders to vote on all matters that are scheduled to come before the meeting. When proxies are returned properly executed, the shares represented thereby will be voted in accordance with the shareholders' directions. Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card; if no choice has been specified, the shares will be voted as recommended by the Board. Means have been provided whereby a shareholder may withhold his vote for any Director. The proxy card also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that was not known on the date of the Proxy Statement but may properly be presented for action at the Annual Meeting.

          You are asked to sign, date, and return the accompanying proxy card regardless of whether or not you plan to attend the meeting. The approximate date of the mailing of this Proxy Statement and the enclosed form of proxy is May 7, 2013. Any shareholder returning a proxy has the power to revoke it at any time before shares represented by the proxy are voted at the meeting. Any shares represented by an unrevoked proxy will be voted unless the shareholder attends the meeting and votes in person. A shareholder's right to revoke his or her proxy is not limited by or subject to compliance with a specified formal procedure, but written notice should be given to the Corporate Secretary of Solitario at or before the meeting.

          The proposed corporate actions on which the shareholders are being asked to vote at the Annual Meeting are not corporate actions for which shareholders of a Colorado corporation have the right to dissent under the Colorado Business Corporation Act.

          The expense of printing and mailing proxy material will be borne by Solitario. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers, and other employees of Solitario in person or by telephone or other means of electronic communication. No additional compensation will be paid for such solicitation.

          Arrangements will also be made with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation material to certain beneficial owners of Solitario's common stock and Solitario will reimburse such brokerage firms, custodians, nominees, fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

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Shares Outstanding and Votes Required

          The holders of Solitario's $.01 par value common stock (the "Common Stock") at the close of business on April 29, 2013, the record date, are entitled to vote at the Annual Meeting. On April 29, 2013 there were 34,647,958 shares of Common Stock outstanding. Each share of Common Stock entitles its holder to one vote. The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required to constitute a quorum for the transaction of business at the meeting. Shares held by persons who abstain and broker non-votes will be counted in determining whether a quorum is present at the meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

          If a quorum is present at the Annual Meeting:

▪	The five nominees for election as directors who receive the greatest number of votes cast for election of directors at the meeting by the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected directors.
▪	With respect to the proposal for the non-binding advisory vote on executive compensation and the proposal to ratify the appointment of EKSH LLLP as our independent registered public accounting firm, each will be approved if a majority of the votes cast on each proposal vote in favor of such proposal.
▪	With respect to the proposal regarding the approval of the 2013 Solitario Exploration & Royalty Corp. Omnibus Stock and Incentive Plan, if the proposal if approved by a majority of the votes cast, it will be approved.

         The Board of Directors recommends that shareholders vote “FOR” each of the nominees standing for reelection to the Board of Directors; “FOR” approval of the Company’s executive compensation; “FOR” the 2013 Solitario Exploration & Royalty Corp. Omnibus Stock and Incentive Plan; and “FOR” the ratification of EKSH LLLP as the Company’s independent registered public accounting firm.

          Proxies submitted properly will be voted in accordance with the instructions contained therein. If the proxy is submitted but voting directions are not provided, the proxy will be voted “FOR” each of the five director nominees, and “FOR” the advisory vote on executive compensation, “FOR approval of the 2013 Solitario Exploration & Royalty Corp. Omnibus Stock and Incentive Plan and “FOR” ratification of the appointment of EKSH LLLP as our independent registered public accounting firm, and in such manner as the proxy holders named on the proxy, in their discretion, determine upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

          If your shares are held through a broker, bank or other nominee (collectively referred to as “brokers”), the broker will vote your shares according to the specific instructions it receives from you. If the broker does not receive voting instructions from you, the broker may vote only on a proposal that is considered a “routine” matter.  Brokers may vote on “routine” matters without specific instruction from the shareholder.  The ratification of EKSH LLLP is a routine matter; however, each of the following proposals being considered at the Annual Meeting is not considered a “routine” matter: (i) the election of directors, (ii) the advisory vote on executive compensation, and (iii) the approval of the 2013 Solitario Omnibus Stock and Incentive Plan. Accordingly, if you do not give instructions to your broker it will not be authorized to vote your shares with respect to the non-routine matters being considered at the Annual Meeting. The broker’s failure to vote because it lacks discretionary authority to do so, commonly referred to as a “broker non-vote,” will not affect the outcome of the vote on any proposal.

1.          ELECTION OF DIRECTORS

          The Board currently consists of five Directors. The directors elected at the Annual Meeting will serve until the next annual meeting of Shareholders and until their successors are elected or appointed and qualified. Unless the vote is withheld by the shareholder, the proxies solicited by the Board will be voted for the re-election of all the current directors. The five nominees who receive the most votes will be elected. If a shareholder does not vote for a nominee or indicates to "withhold" authority to vote for a nominee on the proxy card, that shareholder's vote will not count either for or against the nominee. Solitario's current nominees for election as directors at the Annual Meeting are:

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Name	Age

Brian Labadie Chairman (1)(2)(3)(4)	60	Mr. Labadie has been a director of Solitario since June 2006 and Chairman since March of 2009. He is an independent mining industry consultant. He was a director of Crown Resources Corporation (CRS:TSX) ("Crown") from June of 2002 until August 2006 upon completion of Crown’s merger with Kinross Gold Corporation, ("Crown-Kinross Merger") and a director of Battle Mountain Gold Exploration Corporation (BMGX:OTC) from June 2005 to June 2007. In evaluating Mr. Labadie’s qualifications as a Director, Solitario’s Board considered the experience Mr. Labadie had in over thirty years experience in the mining industry. The specific experience that Mr. Labadie brings to Solitario includes formal training and experience as a mining engineer including developing and operating mines, both as a mine manager and as a senior executive at Miramar Mining Corporation and Echo Bay Mines. The Board of Directors believes Mr. Labadie’s operating experience complements and enhances the knowledge and understanding the other Board Members and management of Solitario have in mining exploration, and corporate finance. Mr. Labadie spent ten years with Miramar Mining Corporation from November 1996 to September 2006 as the Executive Vice President, COO. Prior to that, Mr. Labadie spent nine years with Echo Bay Mines, Ltd. as Vice President of Operations. Mr. Labadie holds a Bachelor of Science degree in geological engineering from the University of Toronto.

Mark E. Jones, III, Vice-chairman (1)(3)(4)	73	Mr. Jones has been a director of Solitario since August 1993 and served as Chairman until June 2006. Mr. Jones was also a director of Crown from the time it commenced operations in February 1989 until August 2006, upon completion of the Crown-Kinross Merger. In evaluating Mr. Jones’s qualifications for serving as a Director, the Board of Solitario believes Solitario benefits both from his experience in founding Solitario and being the Chairman of Crown, but also his proven track record of founding and successfully operating other mining concerns including Brazauro Resources and TriStar Gold, Inc. Mr. Jones has exhibited leadership in this industry for many years and is well known in many mining circles. Mr. Jones’ experience in mine finance and mergers and acquisitions related to the mining industry provides Solitario valuable insight and guidance. Mr. Jones was a founding partner of Jones, Loyd & Webster, Inc., a Houston-based corporate finance and investment banking firm that specialized in oilfield equipment financing. Mr. Jones is Chairman of the Board of Directors and CEO of TriStar Gold, Inc., a gold exploration company based in Houston, Texas which is traded on the TSX Venture Exchange (TSG:V). Mr. Jones also served as a director and Chairman of the Board of Brazauro Resources (BZO:V), a gold exploration company, until its acquisition by Eldorado Gold during 2010. Mr. Jones attended the University of Texas.

John Hainey (1)(2)(4)	80	Mr. Hainey has been a director of Solitario since 1999. He is a retired mining engineer and spent the last ten years of his career, before his retirement in 1998, as a mining analyst in the Canadian investment industry with Dundee Securities Corporation (formerly Eagle & Partners), Yorkton Securities Inc., Loewen, Ondaatje, McCutcheon & Company and Canaccord Capital Corporation. In evaluating Mr. Hainey’s qualifications to serve as a Director, the Board of Solitario considered his financial experience, specifically related to finance and evaluation of companies in the mining industry, as well as his experience on Solitario’s audit committee. The Board believes Mr. Hainey’s formal training as a mining engineer coupled with his financial experience makes him uniquely suited to serve on Solitario’s Board. Prior to 1988, Mr. Hainey spent over 30 years working in the mining industry, both in Canada and abroad, which covered engineering, operations, consulting and business development and included 17 years with BP Resources Canada Ltd. Mr. Hainey is a member of the Association of Professional Engineers of Ontario and of the Canadian Institute of Mining and Metallurgy. He is also a Chartered Engineer (U.K.) and a Fellow of the Institute of Materials, Minerals and Mining (U.K.). He is an honors graduate in Mining Engineering of The Camborne School of Mines in England.

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Leonard Harris (1)(2)(3)	85	Mr. Harris has been a director of Solitario since June 1998. Prior to his retirement from Newmont Mining Corporation, Mr. Harris gained over 50 years experience in the mining industry including serving in various capacities including as General Manager of Minera Yanacocha, South America's largest gold mine, and Vice President and General Manager of Newmont Latin America. Mr. Harris has over 20 years experience in managing mining operations in Latin America that include base metal and gold deposits, underground and open pit mines, gold and base metal processing plants and smelting and refining operations. In evaluating Mr. Harris’ qualifications to serve as a Director, the Board of Solitario believes Mr. Harris experience in managing and developing mines all over the world, but specifically in Peru and Latin America, where much of Solitario’s exploration efforts have been is paramount to the success of Solitario. In addition, Mr. Harris’ reputation and integrity in over 50 years in this business are well known throughout the mining industry and have provided Solitario with numerous opportunities and introductions that Solitario simply would not have without his association with Solitario as a Board member. Mr. Harris currently serves on the boards of Aztec Metals Corp., Canarc Resources, Cardero Resources Corp., Coronet Metals, Inc., Indico Resources Ltd. and Golden Arrow Resource Corp.. He is a 1949 graduate metallurgist of The Mount Morgan School of Mines (Australia).

Christopher E. Herald	59	Mr. Herald has been a director of Solitario since August 1992. He has also served as Chief Executive Officer since June 1999 and President since August 1993. Mr. Herald also served as a director of Crown since April 1989, as Chief Executive Officer of Crown since June of 1999, President of Crown from November 1990 until August 2006, when he resigned from such positions upon completion of the Crown-Kinross Merger. In evaluating Mr. Herald’s qualifications to serve as a Director, the Board of Solitario believes his leadership of Solitario since Solitario’s inception as Chief Executive Officer, as well as his knowledge of the operations, make him an invaluable member of the Board. In addition, Mr. Herald has shown a keen insight in the evaluation of various opportunities in the mining industry, including the acquisition of properties for exploration and potential merger and acquisition candidates for Solitario. Mr. Herald has a proven track record of operating mining companies both with Crown and Solitario and the Board believes these are significant contributors to the success of Solitario. Prior to joining Crown, Mr. Herald was a Senior Geologist with Echo Bay Mines and Anaconda Minerals. Mr. Herald is a director of Atna Resources Ltd. (ATN: TSX) which is a gold mining company with active operations in Nevada and California. Mr. Herald was formerly a director of the following public companies: TNR Resources (TNR: V) from July 1998 to April 2009; Maestro Ventures (MAP: V) from April 2004 to July 2007; Gryphon Gold (GGN: TSX) from December 2005 to September 2007; Battle Mountain Gold Exploration (BMGX: OTCBB) from February 2006 to August 2007 and Underworld Resources Inc. (UW: V) from June 2009 to June 2011. Mr. Herald also serves as the Chairman of the Denver Gold Group, a non-profit industry trade group that organizes the preeminent gold mining industry institutional conferences in the United States and Europe. Mr. Herald received a M.S. in Geology from the Colorado School of Mines and a B.S. in Geology from the University of Notre Dame.

  The Board has determined this Director to be an independent member of the Board in accordance with Section 803A of the NYSE-MKT Company Guide.
  Member of the Audit Committee.
  Member of the Compensation Committee.
  Member of the Nominating Committee.

There are no family relationships among any of the director nominees and/or executive officers of the Company.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.

          It is intended that votes will be cast pursuant to the enclosed proxy for the election of directors from the foregoing nominees. If any nominee shall not be a candidate for election as a director at the meeting, it is intended that votes will be cast pursuant to the enclosed proxy for such substitute nominees as may be nominated by the existing directors. No circumstances are presently known which would render any nominee named herein unavailable to serve as a director.

Meetings of Board of Directors Annual Meeting Attendance

          During the fiscal year ended December 31, 2012, there were four meetings of the Board. Each of the incumbent Directors attended all of the meetings held while they served as a Director. Each of the incumbent Directors attended all meetings held by committees of the Board on which they served during 2012. All of the references to meetings exclude actions taken by written consent.

Board members are not required to attend annual meetings of shareholders. Mr. Herald was the only director that attended the annual meeting of shareholders held on June 14, 2012.

Corporate Governance and Nominating Committee

          In June of 2006, the Board formed the Corporate Governance and Nominating Committee of the Board (the "Nominating Committee"). A copy of the Nominating Committee charter is available on the Company website at www.solitarioxr.com. The members of the Nominating Committee are all independent members of the Board in accordance with the definition of independence of NYSE-MKT listing standards set forth in the NYSE Company Guide. The Nominating Committee held one meeting during 2012. Except for the persons nominated to stand for reelection at the Annual Meeting and at the 2012 annual meeting, there were no director nominations proposed during 2012 or 2011.

          The primary purposes of the Nominating Committee are to (a) identify individuals qualified to become Board members, and select or recommend director nominees; (b) develop and recommend to the Board corporate governance principles applicable to the Corporation; (c) lead the Board in its review of the Board's performance; and (d) recommend to the Board director nominees for each committee.

          Pursuant to Section 2.11 of our Bylaws, candidates for election as directors at any meeting of shareholders may be made (a) by, or at the direction of, a majority of the members of the Board or (b) by any shareholder entitled to vote at such a meeting. The Board makes no distinction in evaluating candidates who come to their attention directly or who are nominated by any shareholder. No shareholders submitted nominations to the Board during the Company’s 2012 fiscal year. The Nominating Committee does not have specific minimum qualifications that a candidate must possess for consideration.

          In order to qualify for consideration at a shareholder meeting, shareholder nominations must be in writing addressed to the Secretary of Solitario Exploration & Royalty Corp. not less than 60 days nor more than 90 days prior to the date of a scheduled shareholders' meeting; provided, however, that if less than 70 days notice or prior public disclosure of the scheduled date of such a meeting is given or made, notice of a shareholder nomination must be delivered or received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made.

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          Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director and as to the shareholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of stock of the Company which are beneficially owned by such person of the date of such shareholder notice and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Company's books, of such shareholder and any other shareholders known by such shareholder to be supporting such nominees and (ii) the class and number of shares of stock of the Company which are beneficially owned by such shareholder on the date of such shareholder notice and by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice.

          The Board may reject any shareholder nomination not timely made in accordance with the requirements of Section 2.11 of Solitario's Bylaws. Furthermore, if the Board determines that the information provided in a shareholder's notice does not satisfy the informational requirements of Section 2.11 of the Bylaws in any material respect, the Secretary will promptly notify such shareholder of the deficiency in the notice. The shareholder will then have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed 5 days from the date such deficiency notice is given to the shareholder, as the Board shall reasonably determine. If the deficiency is not cured within such time period, or if the Board reasonably determines that the additional information provided by the shareholder, together with information previously provided, does not satisfy the requirements of Section 2.11 of the Company's Bylaws in any material respect, then the Board may reject such shareholder's nomination. The Secretary of the Company shall notify a shareholder in writing whether his or her nomination has been made in accordance with the time and information requirements of the Company's Bylaws. Notwithstanding the procedure set forth above, if the Board does not make a determination as to the validity of any shareholder nominations, the presiding officer of the meeting of the shareholders shall determine and declare at the meeting whether a nomination was made in accordance with the terms of the Company's Bylaws and shall accept or reject the nomination accordingly.

Audit Committee

          Solitario has a separately-designated standing audit committee established in accordance with section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of Mr. Hainey, Mr. Harris and Mr. Labadie, each of whom is independent in compliance with the listing standards of the NYSE-MKT set forth in the NYSE-MKT Company Guide. The Board has determined that Mr. Hainey is the audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K. The Audit Committee acts under a written charter that was adopted and approved by the Board on July 26, 2006, a current copy of which is available on the Company website at www.solitarioxr.com. The Audit Committee primary function is to review Solitario's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting processes, including the system of internal controls. The Audit Committee met four times during the year ended December 31, 2012.

Audit Committee Report

          In performing its duties the Audit Committee reviewed and discussed the audited financial statements contained in the 2012 Annual Report on Form 10-K with management and Solitario's independent registered public accountant, EKSH LLLP. The Audit Committee met with EKSH LLLP, and discussed all issues deemed to be significant by EKSH LLLP, including any matters required by Rule 2-07 of Regulation S-X, "Communication with Audit Committees" and Codification of Statements on Auditing Standards No. AU 380, "Communications with Audit Committees," and without management present, discussed and reviewed the results of the independent auditor's examination of the financial statements. In addition, in accordance with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" as amended or supplemented, the Audit Committee discussed with EKSH LLLP its independence from Solitario and its management, and has received and reviewed the written disclosures and letter from EKSH LLLP required by applicable requirements of the Public Company Accounting Oversight Board regarding EKSH LLLP’s communications with the Audit Committee including that EKSH LLLP is independent and has discussed EKSH LLLP’s independence with them.

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          Based on the reviews and discussions outlined above, the Audit Committee recommended to the Board that Solitario include the audited financial statements in its Annual Report on Form 10-K for the year ended December 31, 2012 which was filed with the United States Securities and Exchange Commission (“SEC”) on March 8, 2013.

AUDIT COMMITTEE
               John Hainey, Chairman
               Leonard Harris
               Brian Labadie

Compensation Committee

          On June 27, 2006, the Board approved the charter for and formed the Compensation and Management Development Committee (the "Compensation Committee"). A current copy of the Compensation Committee charter is available on the Company website at www.solitarioxr.com. Mr. Labadie, Mr. Jones and Mr. Harris are the members of the Compensation Committee. The Compensation Committee met once during 2012.

          The primary purposes of the Compensation Committee are to (a) review from time to time and approve the overall management evaluation and compensation policies of Solitario; (b) review and approve goals and objectives relevant to the compensation of the executive officers, including the chief executive officer, of Solitario and evaluate the performance of Solitario's executive officers; (c) set the compensation of the executive officers of Solitario, in light of the Compensation Committee's review; (d) review, approve and periodically evaluate Solitario's compensation and other benefit plans, including incentive compensation and equity-based plans and programs for non-employee directors, executive officers and senior management, and make recommendations as necessary; (e) review and approve any amendments and modifications to any such plan or program requiring approval of the Board, subject to applicable regulatory and shareholder approval requirements; (f) review and approve the granting of options, restricted stock, stock appreciation rights and other equity-based grants to Solitario's non-employee directors, executive officers and senior management consistent with the Corporation's incentive compensation plans and programs and compensation and retention strategy, subject to ratification by the Board; (g) review and approve plans of the Company for management development and senior managerial succession; (h) oversee compliance with the applicable compensation reporting requirements of the Securities and Exchange Commission and (i) conduct an annual performance self-evaluation of the Committee and prepare an annual report thereon to the Board. The Compensation Committee has not engaged compensation consultants but has the authority to do so under the Compensation Committee charter. Further, the Compensation Committee may form, and delegate authority to, subcommittees when appropriate.

          The scope and authority of the Compensation Committee, including the role of executive officers and compensation consultants in determining or recommending the amount and form of compensation and the ability of the Compensation Committee to delegate authority, are more fully described in the Compensation Committee charter.

Compensation Committee Interlocks and Insider Participation

          Mr. Labadie, Mr. Jones and Mr. Harris are the members of the Compensation Committee and are independent in accordance with the definition of independence set forth in the NYSE-MKT Company Guide. No member of the Compensation Committee is currently, or has been an officer or employee of Solitario for the last three years or had a relationship with Solitario required to be disclosed pursuant to Item 404 of Regulation S-K.

Compensation Committee Report

          The Compensation Committee has reviewed , evaluated and discussed the (i) allocation of executive compensation, including the allocation of compensation between salary, paid in cash and deferred compensation based in stock option grants and awards; (ii) goals and objectives of our executive compensation including the need to be competitive with peer companies to retain and attract the best available executive talent; (iii) existing elements of executive compensation including salary, bonus and stock options, and (iv) performance of our existing executives, including our CEO against general targets and goals including budgets, exploration activities and

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success, the performance of our stock and other measures. Neither the Compensation Committee nor management has engaged any compensation consultants in determining or recommending the amount or form of executive or director compensation in the last year. The Compensation Committee has reviewed recommendations prepared by our CEO for levels of compensation for Mr. Hunt, our Chief Operating Officer and Mr. Maronick, our Chief Financial Officer. The Compensation Committee has reviewed and discussed with management the Company's Compensation Discussion and Analysis section of this Proxy Statement. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company's Annual Report on Form 10-K for the year ended December 31, 2012.

               COMPENSATION COMMITTEE
               Brian Labadie, Chairman
               Leonard Harris
               Mark E. Jones III

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Exchange Act requires Solitario's directors and executive officers, and persons who own more than ten percent of a registered class of Solitario's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Solitario. Officers, directors, greater than ten percent shareholders are required by SEC regulation to furnish Solitario with copies of all Section 16(a) reports they file. Based solely on review of the copies of such reports furnished to Solitario and written representations that no other reports were required, during the fiscal year ended December 31, 2012 no person failed to meet the Section 16(a) filing requirements applicable to officers, directors, and greater than ten percent beneficial owners other than no change of ownership reports were filed during 2012 by Sprott Asset Management Inc. of the transaction or transactions by which their ownership was reduced from 4,084,840 shares of our common stock representing 11.9% of our outstanding common stock on April 27, 2012 to 2,311,050 shares of our common stock representing 6.7% of our outstanding common stock on December 31, 2012.

Shareholder Communications

          We endeavor to keep all shareholders well informed as to financial performance of the Company, primarily by means of its annual and quarterly reports and by press releases. The Board and management of Solitario are receptive to shareholder feedback in any form. It is Solitario's policy to receive and respond promptly to shareholder inquiries while being guided by legal requirements as well as the Company's policies with respect to confidentiality and disclosure requirements. Shareholders wishing to send communications to the Board should write to either the Chairman of the Board or to the Secretary of the Company at the following address: Solitario Exploration & Royalty Corp., 4251 Kipling St., Suite 390, Wheat Ridge, CO 80033. All such communication shall state the type and amount of the Company's securities held by the shareholder and shall clearly state the communication is intended to be shared with or directed only to the Board, or if applicable, with a specific committee of the Board or specified individual shareholders. The Chairman of the Board or the Secretary of the Company, as applicable, will forward such communication to the members of the Board or a specific committee of the Board or specified individual shareholders.

Indemnification of Directors

          Our Articles of Incorporation authorize our Board to the fullest extent permitted by Colorado law as now or hereafter in effect, to indemnify any Director of Solitario. The Board is entitled to determine the terms of such indemnification, including advance of expenses, and to give effect thereto through the adoption of Bylaws, approval of agreements, or by any other manner approved by the Board. Any amendment to or repeal of the authorization of indemnification contained in our Articles of Incorporation shall not adversely affect any right of a Director of Solitario thereunder with respect to any right to indemnification that arises prior to such amendment.

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Code of Ethics

          We adopted a Code of Business Conduct and Ethics including a Code of Ethics applicable to the principal executive officer and the principal financial and accounting officer of Solitario (the "Code of Ethics") on June 27, 2006, a copy of which may be found on our website at www.solitarioxr.com and on SEDAR at www.sedar.com. Any person who wishes to receive a copy of the Code of Ethics may do so at no charge by written request to Investor Relations, Solitario Exploration & Royalty Corp., 4251 Kipling St, Suite 390, Wheat Ridge, CO 80033.

Board Leadership and Risk Oversight

          We have maintained separate individuals in the position of Chief Executive Officer (“CEO”) and non-executive Chairman of the Board of Solitario since our inception. Our non-executive Chairman serves as liaison between the CEO and other independent directors, approves meeting agendas and schedules and notifies other members of the Board of Directors regarding any significant concerns of shareholders or interested parties of which he becomes aware. Our non-executive Chairman presides at all Board meetings he attends and provides advice and counsel to the Chief Executive Officer. We believe the separation of these positions, with an independent non-executive Chairman, provides Solitario with valuable independent direction and advice for our CEO and our other executive officers.

          Our Board of Directors is responsible for the overall risk oversight of Solitario. Directors are entitled to rely on management and the advice of the Corporation’s outside advisors and auditors, but must at all times have a reasonable basis for such reliance. The Board of Directors delegates the day-to-day risk management of Solitario to the CEO and Chief Financial Officer, each of whom periodically report to the Board of Directors and to certain committees of the Board of Directors. The Audit Committee oversees our financial and reporting risks, including our hedging risks and these risks are discussed at no less than one Audit Committee meeting per year, providing the Audit Committee members the opportunity to discuss the risks and the risk mitigation process. The Compensation Committee oversees the risks arising from our compensation policies and practices and provides a report to the Board of Directors regarding the compensation of the CEO and executive officers. The Nominating Committee evaluates and recommends individuals for nomination to the Board of Directors in the event of a vacancy in the Board of Directors.

2.          COMPENSATION PLANS PREVIOUSLY APPROVED BY SHAREHOLDERS

          The Solitario Resources Corporation 2006 Stock Option Incentive Plan (the "2006 Option Plan") was approved by shareholders and became effective June 27, 2006, the shareholders approved certain modifications to the 2006 Option Plan on June 14, 2007, which became The Solitario Resources Corporation 2006 Stock Option Incentive Plan (as amended), (the "2006 Plan"). Under the 2006 Plan, up to 2,800,000 shares may be issued pursuant to options granted by the Board under the 2006 Plan to directors, officers, employees and consultants with an exercise price that is not less than the market price of Solitario's Common Stock on the date of grant. The 2006 Plan defines the market price as the closing sales price in Canadian dollars on the Toronto Stock Exchange (the "TSX") on the date that an applicable option is granted by the Board.

Equity Compensation Plan Information as of December 31, 2012:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights Cdn$	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
2006 Plan	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,598,400	$2.22	250
Equity compensation plans not approved by security holders	-	N/A	-
Total	2,598,400	$2.22	250

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          The total number of shares of Solitario Common Stock authorized under the 2006 Plan is 2,800,000 shares, which represents 8.0% of the 34,647,958 shares of Solitario Common Stock outstanding as of April 29, 2013. The total number of shares of Solitario Common Stock available for issue from the exercise of all outstanding options from the 2006 Plan as of April 29, 2013 is 2,480,900 shares, which represents 7.2% of the 34,647,958 shares of Solitario Common Stock outstanding on that date.

3. THE 2013 PLAN

On April 22, 2013 the Board of Directors, subject to Shareholder and regulatory approval, adopted the 2013 Solitario Exploration & Royalty Corp. Omnibus Stock and Incentive Plan (the “2013 Plan”) and reserved 1,750,000 shares of Company Common Stock for issuance under the 2013 Plan, which represents 5.0% of the 34,647,958 shares of Solitario Common Stock outstanding on that date.

Shareholder approval of the 2013 Plan is sought:  (i) because our existing 2006 Plan is effectively out of available shares to grant, the Company is unable to provide stock-based incentives to new or existing officers, directors or employees of Solitario; and (ii) historically the granting of stock-based compensation through options has been an integral part of the compensation of these individuals, as discussed below, and the Board feels this should continue to be part of such compensation in the future; and (iii) to give the Company the flexibility to grant Awards that are comparable to Awards that our peer group companies have the ability to grant; and (iii) to permit the issuance of options which will qualify as incentive options pursuant to the Internal Revenue Code (the “Code”); and (iv) to comply with Section 711 of the NYSE MKT Company Guide, which requires shareholder approval of equity compensation plans in which officers, directors, employees, or consultants may participate.

The 2013 Plan is intended to provide incentives to officers, employees, consultants and advisers (including members of the Board of Directors), who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in it.  The Board of Directors believes that this also will help to align the interests of its management, directors, employees and other personnel with the interests of shareholders.

Description of the 2013 Plan

The following is a summary of the principal features of the 2013 Plan, which is qualified in its entirety by reference to the 2013 Plan. A copy of the 2013 Plan is attached as Appendix A to this proxy statement.

The 2013 Plan permits the granting of cash and equity-based awards to our directors, officers, employees, consultants, independent contractors and affiliates.  Equity-based awards are determined by the Committee and are granted only in compliance with applicable laws and regulatory policy.

Administration

The 2013 Plan is administered by the Board of Directors, or a committee appointed by the Board of Directors, which we refer to herein as the “Committee.” The 2013 Plan will initially be administered by the Board of Directors as a whole, although with respect to certain awards it is expected that the Compensation Committee will provide input and recommendations to the Board of Directors. The Committee will administer the 2013 Plan and will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2013 Plan. In addition, the Committee can specify whether, and under what circumstances, awards to be received under the 2013 Plan or amounts payable under such awards may be deferred automatically or at the election of either the holder of the award or the Committee.  Subject to the provisions of the 2013 Plan, the Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The Committee has authority to interpret the 2013 Plan and establish rules and regulations for the administration of the 2013 Plan.

The Committee may delegate certain powers and duties under the 2013 Plan to an administrator, (the “Administrator”) who may be an officer or one or more directors (including a director who is also an officer of the Company), except that the Committee may not delegate its powers to grant awards to executive officers or directors

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who are subject to Section 16 of the Exchange Act, or in a way that would violate Section 162(m) of the Code. The Board may also exercise the powers of the Committee at any time, so long as its actions would not violate Section 162(m) of the Code.

Eligible Participants

Natural persons who are an employee, officer, consultant, independent contractor or director providing services to the Company or any of its affiliates, who are selected by the Committee, are eligible to receive an award under the 2013 Plan.

As of April 29, 2013, three officers, 15 employees (including the three officers), and four non-employee directors of the Company were considered to be within the group of eligible persons who could receive awards under the 2013 Plan.

Shares Available For Awards

The aggregate number of shares of our common stock that may be issued under all equity-based awards made under the 2013 Plan is 1,750,000 shares of common stock.

In the event a change, such as a stock split, is made in our capitalization which results in an exchange or other adjustment of each share of common stock for or into a greater or lesser number of shares, appropriate adjustments will be made to unvested Awards in the number of shares subject to each outstanding option or other awards in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2013 Plan.  The Committee also may make provisions for adjusting the number of Awards in the event we effect one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of our outstanding common stock.  Awards may provide that in the event of the dissolution or liquidation of the Company, a corporate separation or division or the merger or consolidation of the Company, the holder may exercise the Award on such terms as it may have been exercised immediately prior to such dissolution, corporate separation or division or merger or consolidation; or in the alternative, the Committee may provide that each Award granted under the 2013 Plan shall terminate as of a date fixed by the Committee.

If an Award is terminated without the issuance of any shares or if shares covered by an award are not purchased or are forfeited, then the shares previously set aside for such award will be available for future awards under the 2013 Plan.  If an Award is payable only in cash and does not entitle the holder to receive or purchase shares and is settled in cash then the Award will not be counted against the aggregate number of shares available under the 2013 Plan.

Types of Awards and Terms and Conditions

The 2013 Plan permits the granting of:

•	stock options (including both incentive and non-qualified stock options);
•	stock appreciation rights (“SARs”); and
•	restricted stock and restricted stock units.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2013 Plan or any other compensation plan. Awards can be granted for no cash consideration or for any cash consideration as may be determined by the Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash or shares of our common stock or a combination of these in a single payment, installments or on a deferred basis as provided for and as applicable under the 2013 Plan. The exercise price per share under any stock option and the grant price of any SAR may not be less than the fair market value of our common stock on the date of grant of such option or SAR.  Fair market value per

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share under the 2013 Plan shall be the NYSE-MKT Closing Price, as defined in the 2013 Plan, on such date, provided, that if the actual transaction involving the shares occurs at a time when the NYSE MKT is closed for regular trading, then it shall be the most recent Closing Price.

Incentive stock options must expire no later than 10 years after the date of grant or, for persons who own more than 10% of the total voting power of all classes of stock, no later than five years after the date of grant.  The term of all other awards shall be determined by the Committee.

Stock Options. The holder of an option is entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Committee. The option exercise price is payable in cash.

Stock Appreciation Rights. The holder of an SAR is entitled to receive in cash the excess of the fair market value, calculated as of the exercise date, of an equivalent value of a specified number of shares of our common stock over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee.

Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Committee (including, for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Committee.

 Duration, Termination and Amendment. Unless discontinued or terminated by the Board, the 2013 Plan will expire on April 21, 2023. No awards may be made after that date.  However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2013 Plan prior to expiration may extend beyond the expiration of the 2013 Plan through the award’s normal expiration date.

The Board may amend, alter, suspend, discontinue or terminate the 2013 Plan at any time, although stockholder approval must be obtained for any action that would increase the number of shares of our common stock available under the 2013 Plan, increase the award limits under the 2013 Plan, or cause Section 162(m) of the Internal Revenue Code to become unavailable with respect to the 2013 Plan.  Stockholder approval is also required for any action that requires stockholder approval under the rules and regulations of the Securities and Exchange Commission, the Toronto Stock Exchange or the NYSE MKT or any other securities exchange or the Financial Industry Regulatory Authority that are applicable to the Company.

Award Expiration and Termination. Unless the terms of an Option expressly provide for a different date of termination, the unexercised portion of an Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following: (1) on the ninetieth (90th) day following Holder’s Separation for any reason except death, Disability or for Cause; or (2) immediately upon Separation as a result, in whole or in material part, of a discharge for Cause; or (3) on the first (1st) anniversary of a Separation by reason of death or Disability; or (4) in the case of a 10% Person, on the fifth (5th ) anniversary of the Date of Grant; or (5) on the tenth (10th) anniversary of the Date of Grant.

Blackout periods. Notwithstanding any other provision of the 2013 Plan or any Award to the contrary, any exercise of disposition of any Award or any Reserved Share pursuant to the 2013 Plan shall be consistent with the Trading Restrictions and Blackout Periods policy stated within the Company’s Disclosure Policy, or such other applicable written policy as necessary. If the term of any Award granted under the 2013 Plan ends on a day occurring within a Blackout Period or within ten business days thereafter, such Award shall continue to be exercisable under the terms of the 2013 Plan up to 5:00 p.m. (Denver time) on the tenth business day following the end of such Blackout Period.

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Prohibition on Re-pricing Awards

Without the approval of the Company’s stockholders, the Committee will not re-price, adjust or amend the exercise price of any options or the grant price of any SAR previously awarded, whether through amendment, cancellation and replacement grant or any other means.

Transferability of Awards

Unless otherwise provided by the Committee, A SAR shall be transferable only to the extent, if any, provided in the agreement evidencing the SAR. All other Awards under the 2013 Plan may only be transferred by will or by the laws of descent and distribution.

Federal Income Tax Consequences

  The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2013 Plan.  The following description applies to U.S. citizens and residents who receive awards under the 2013 Plan.  Participants who are neither U.S. citizens nor residents but who perform services in the United States may also be subject to U.S. federal income tax under some circumstances.  In addition, former citizens or long-term residents of the United States may be subject to special expatriate tax rules, which are not addressed in this summary.

Grant of Options and SARs.  The grant of a stock option (either an incentive stock option or a non-qualified stock option) or SAR is not expected to result in any taxable income for the recipient.

Exercise of Incentive Stock Options.  The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise).  If stock is issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such award holder within two years after the date of grant or within one year after the transfer of such shares to such award holder, then (1) upon the sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) we will not be entitled to a deduction for federal income tax purposes.

If the stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (2) we will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense.  Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by us.

Exercise of Non-Qualified Stock Options and SARs.  Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount.  Upon exercising a SAR, the amount of any cash received is taxable to the recipient as ordinary income and generally are deductible by us.

Disposition of Acquired Shares.  The tax consequence upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option.  Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied.

For an Award that is payable in shares of our common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to Section 83(b) of the Code, the holder of the Award must recognize ordinary income equal to the excess of (x) the fair market value of the shares of

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our common stock received (determined as of the first time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (y) the amount (if any) paid for the shares of our common stock by the holder. The Company will be entitled at that time to a tax deduction for the same amount if and to the extent that amount satisfies general rules concerning deductibility.

Special Rules. Special rules may apply in the case of individuals subject to Section 16(b) of the Exchange Act. In particular, unless a special election is made pursuant to Section 83(b) of the Code, shares of our common stock received pursuant to the exercise of an option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company’s tax deduction, may be determined as of the end of such period.

  Deductibility of Executive Compensation under Code Section 162(m). Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s other four most highly compensated executive officers. However, “qualified performance-based qualified compensation” is not subject to the $1,000,000 deduction limit. In general, to qualify as performance-based compensation, the following requirements need to be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount which may be paid to any participant pursuant with respect to any performance period, must be approved by a majority of the corporation’s stockholders and (3) the committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.

The 2013 Plan has been designed to permit grants of options and SARs issued under the 2013 Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a non-qualified stock option or an SAR may be exempt from the $1,000,000 deduction limit. Grants of other Awards under the 2013 Plan may not so qualify for this exemption. The 2013 Plan’s provisions are consistent in form with the performance-based compensation rules, so that if the committee that grants options or SARs consists exclusively of members of the board of directors of the Company who qualify as “outside directors,” and the exercise price (or deemed exercise price, with respect to SARs) is not less than the fair market value of the shares of common stock to which such grants relate, the compensation income arising on exercise of those options or SARs should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Code Section 162(m).

2013 Plan Benefits and Stock Options Granted Under the 2013 Plan

As of April 29, 2013 no options or other awards have been granted under the 2013 Plan. Future grants under the 2013 Plan will be determined by the Committee and may vary from year to year and from participant to participant and are not determinable at this time. Future benefits or amounts to be received by or allocated will be determined by future action of the Committee and are not determinable at this time.

Vote Required; Proposed Resolution; Board Recommendation

          The following proposed resolution requires the affirmative vote of a majority of the votes cast by the shareholders at the Annual Meeting:

“RESOLVED THAT:

The 2013 Plan, in the form presented to the Shareholders in Appendix A to the Proxy Statement, providing for the issuance of up to 1,750,000 shares of Common Stock of the Company pursuant to the Awards granted under the 2013 Plan is hereby approved.”

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE 2013 PLAN.

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4.          EXECUTIVE OFFICERS AND DIRECTOR COMPENSATION

Compensation of Directors

          In addition to any options granted pursuant to the 2006 Plan or that may later be granted pursuant to the 2013 Plan, our Directors receive the following compensation in their capacities as Directors:

Annual Director retainer fee.	$10,000 (2,500 per quarter)
Additional Chairman fee.	$ 6,000 (1,500 per quarter)
Additional Vice Chairman fee.	$ 3,000 (750 per quarter)
Additional Audit Committee Chairman fee.	$ 2,000 (500 per quarter)

          All the above referenced fees are paid quarterly. Fees cover participation in all board and committee meetings, including the position of all committee chairmen (excluding audit chairman that receives an additional fee). A deduction of $1,000 will be made for any regularly scheduled board meeting (four quarterly meetings) that is missed.

The following table provides summary information regarding compensation earned by our Directors during the fiscal year ended December 31, 2012:

DIRECTOR COMPENSATION

Name(1)	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards (2) ($)	Non-equity incentive plan compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mr. Labadie, Chairman (3)	16,000	-	21,085	-	-	-	37,085
Mr. Hainey (4)	12,000	-	21,085	-	-	-	33,085
Mr. Harris (5)	10,000	-	21,085	-	-	-	31,085
Mr. Jones (6)	13,000	-	21,085	-	-	-	34,085

(1)	Mr. Herald received a salary, bonus, option award and other compensation for his services as an officer of Solitario during the year ended December 31, 2012, which are shown below under the “Summary Compensation Table”.
(2)	The 2012 options were granted on December 17, 2012 have a five-year term and vest 25% on grant date and 25% on the next three anniversary dates. The assumptions used in determining our 2012 grant date fair value are based upon a Black-Scholes model using a five year term, historical volatility of 68%, a risk-free interest rate of 0.7%, and a Canadian dollar – United States dollar exchange rate of 1.01419. See note 1 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion regarding assumptions used to calculate fair value. Each director received 25,000 options with an exercise price of Cdn$1.49 per share from the December 17, 2012 grant.
(3)	Mr. Labadie has an aggregate of 242,000 stock options outstanding at December 31, 2012.
(4)	Mr. Hainey has an aggregate of 200,000 stock options outstanding at December 31, 2012.
(5)	Mr. Harris has an aggregate of 187,000 stock options outstanding at December 31, 2012.
(6)	Mr. Jones has an aggregate of 261,000 stock options outstanding at December 31, 2012.

Executive Officers

The following biographies describe the business experience of our executive officers (the "Named Executive Officers"):

          Christopher E. Herald    See directors biographies above.

          Walter H. Hunt (62) has been Chief Operating Officer of Solitario since June of 2008 and Vice President - Operations and President - South American Operations of Solitario since June 1999. He also served as Vice President - Peru Operations from July 1994 until June 1999. Mr. Hunt was also Vice President - Operations of Crown from 1994 until completion of the Crown - Kinross Merger in August of 2006. Mr. Hunt has over 30 years of exploration, development and operational experience with Anaconda Minerals, Noranda and Echo Bay Mines where

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he served as Superintendent, Technical Services and Chief Geologist at Echo Bay's Kettle River Operations. Mr. Hunt received his M.S. degree in Geology from the Colorado School of Mines and a B.S. degree from Furman University.

          James R. Maronick (57) has served as Chief Financial Officer, Secretary and Treasurer of Solitario since 1999 and was Chief Financial Officer of Crown from June 1999 until completion of the Crown - Kinross Merger in August of 2006. Prior to that, Mr. Maronick served as Vice President - Finance and Secretary/Treasurer of Consolidated Nevada Gold Fields Corporation from November 1994 to September 1997. Mr. Maronick graduated with honors from the University of Notre Dame in 1977 with a BA in accounting and received his Masters degree in Finance with highest honors from the University of Denver in 1986.

5.          ADVISORY VOTE ON EXECUTIVE COMPENSATION

          We are asking Solitario shareholders to approve an advisory resolution on the compensation of our Named Executive Officers as disclosed in this Proxy Statement.

          As described more fully in the Compensation Discussion and Analysis below, our executive compensation program is structured to align the interests of our executive officers (each of whom maintains a significant shareholder position in our Company) with those of our non-affiliated shareholders and to fairly reward them for creating shareholder value and for achieving our business objectives. Our primary objectives are to retain our executives and have the ability to attract new executives as necessary and to fairly compensate our current executives, including rewarding performance that supports our principles of building shareholder value, and may also recognize individual performance from time to time.

          We believe that our executive compensation program, which relies on clear and simple objectives for executive performance and reward, has been effective at incenting the achievement of positive results and strong financial performance by our named executive officers, appropriately aligning pay and performance and in enabling us to attract and retain talented executives within our industry.

          We are asking our shareholders to indicate their support for our executive compensation program as described in this Proxy Statement. This proposal gives our shareholders the opportunity to express their views on our fiscal year 2012 executive compensation policies and procedures. It is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and procedures described in this Proxy Statement. Accordingly, In accordance with Section 14A of the Exchange Act we ask our shareholders to approve the following resolution:

“RESOLVED THAT:

Solitario shareholders approve the compensation of Solitario’s named executive officers, as disclosed in this proxy statement, pursuant to the compensation disclosure rules of the Securities and Exchange Commission set forth in Item 402 of Regulation S-K, including, but not limited to, the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in the proxy statement for the 2013 annual general meeting.”

          The advisory vote on executive compensation is not binding on the Company, our Board or our Compensation Committee. However, our Board and the Compensation Committee will review the voting results in connection with their ongoing evaluation of our compensation programs and may consider the outcome of the vote when making future compensation decisions.

At the Company’s 2012 annual meeting of shareholders, the shareholders voted in favor of holding future advisory votes on the Company’s executive officer compensation program every year, and the Company’s Board of Directors subsequently adopted this as its official position.  Accordingly, this proposal on the advisory vote on executive compensation is being submitted to obtain the advisory vote of the shareholders in accordance with the Dodd-Frank Act, Section 14A of the Securities Exchange Act and the SEC’s rules. We expect that the next shareholder advisory vote on the Company’s executive compensation program will take place at the annual meeting of shareholders to be held in 2014.

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          If a quorum is present at the meeting, the affirmative vote of a majority of the votes cast at the meeting will be required for approval of this proposal. Each share of Common Stock is entitled to one vote on this proposal. As noted above, for the purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

6.          COMPENSATION DISCUSSION AND ANALYSIS

          The following discussion provides information regarding the compensation program for Solitario's Named Executive Officers for 2012.

Objectives of the Corporation's Compensation Program

          The Compensation Committee has responsibility for approving the compensation program for Solitario's Named Executive Officers and acts according to a charter that has been approved by the Board and is available on the Company website at www.solitarioxr.com. The compensation program is designed to attract, retain and reward our executives who contribute to Solitario's long-term success. This in turn is intended to build value for Solitario and its shareholders. The program is based upon three fundamental principles:

(1)          A substantial portion of Solitario's Named Executive Officer compensation should be performance and equity-based to achieve alignment with shareholder interests.

          This is accomplished in two ways; first, through the award of stock options or, in the event the 2013 Plan is approved, other equity awards contemplated in the 2013 Plan, in an amount and with such terms that encourages our Named Executive Officers to promote the long-term growth and performance of Solitario in terms of the value of the Company which is ultimately reflected in the price of our stock as quoted on the TSX and the NYSE-MKT. Second, this is also reflected in terms of cash compensation in the form of cash bonuses. These bonuses are entirely set by the Compensation Committee, in their sole discretion, in a range of zero to 100% of base salary. The extent to which bonuses are paid depends entirely on the extent to which the Compensation Committee believes Solitario has met its exploration, budget and shareholder goals, set by the Committee. In December 2012, the Compensation Committee authorized a bonus of $95,000 to Mr. Herald, $50,000 to Mr. Maronick and $65,000 to Mr. Hunt, each of which was paid in December 2012 for the performance of the Named Executive Officers during 2012. In setting the bonus for 2012, the Compensation Committee considered the accomplishments and milestones achieved during 2012 by the Company, including (i) completion of a feasibility study and earning our 80% interest in the Mt. Hamilton project and MH-LLC; (ii) completion of the $10,000,000 royalty sale financing to Sandstorm Gold, Ltd., (iii) entering into a $5,000,000 Facility Agreement with RMB Resources Holdings Limited (“RMB”); (iv) completion of the Mt. Hamilton Plan of Operations filed with the United States Forest Service; and (v) the advancement of permitting at Mt. Hamilton and our exploration activities in Latin America. In addition the Compensation Committee took into consideration the fact that no bonus was paid to any Named Executive Officers during 2011.

(2)          Solitario's compensation program for Named Executive Officers should enable the Company to compete for the best executive talent available.

          The Compensation Committee believes shareholders are best served when the Company can attract and retain the highest caliber executives appropriate for a firm of our size and complexity. This is done with competitive and fair compensation packages. Our Named Executive Officers have served Solitario for many years. During 2012, 2011 and 2010 the Compensation Committee reviewed published compensation surveys and publically available compensation disclosures of several of our peer group companies (“Peer Group Companies”) for which Solitario competes for executive talent as the Compensation Committee believes that each of these public companies share some attributes of Solitario with regard to similar size to, and in a similar industry as Solitario. These Peer Group Companies included the following companies:

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Atna Resources Inc.	Esperanza Resources Corp.
Midway Gold Corp.	Pacific Rim Mining Corporation
Great Basin Gold Ltd.

          These reviews were not used to create specific benchmarks applicable to our Named Executive Officer compensation levels. These reviews were used to inform the members of the compensation committee of current standards in the industry as such standards may relate, in their independent judgment, to appropriate modifications to Solitario's existing compensation levels in setting new compensation levels. The differences in Solitario's activities, which are more narrowly focused to the development of the Mt. Hamilton project and early stage exploration, compared to the activities of the Peer Group Companies; and the difference in the number of total employees of Solitario, which currently has approximately 20 employees world-wide, compared to the Peer Group Companies, do not lend itself to effective use of specific benchmarks.

          Based upon these reviews, the Compensation Committee did not increase the base salary compensation levels for 2012 from 2011. During 2011, the Compensation Committee increased the salary of Mr. Herald for 2011 four percent to $218,400, the salary of Mr. Maronick for 2011 was increased four percent to $156,000 and the salary of Mr. Hunt for 2011 was increased 10% to $165,000. No change was made to the compensation set in 2009 for 2010.

(3)          Solitario's compensation program for Named Executive Officers should be fair to the executive, the Company and all its employees and perceived as such, both internally and externally.

          The Compensation Committee strives to create a compensation program that promotes good corporate practice, encourages our Named Executive Officers to perform at a high level and promotes teamwork among our employees. The Compensation Committee takes these goals into consideration by comparison of executive pay in relation to all other Solitario salary costs for internal consistency, and by comparison to both Peer Group Companies and industry salaries for external consistency. In addition, the compensation program is meant to enhance shareholder value and the Compensation Committee strives to provide transparency and full disclosure to all interested parties.

          The Compensation Committee has no authority to recover salary, bonuses or stock option awards or, in the event the 2013 Plan is approved, other equity awards made pursuant to the 2013 Plan made to Named Executive Officers. Although the Compensation Committee has the ability to consider prior compensation (e.g. gains from prior option grants or, in the event the 2013 Plan is approved, other equity awards made pursuant to the 2013 Plan) in setting current compensation, it has no formal procedure or requirement to do so. The Compensation Committee does not set or utilize benchmarks of any kind to set, evaluate or allocate compensation. There have been no actions taken or adjustments made to the process of setting executive compensation discussed herein by the Compensation Committee subsequent to December 31, 2012.

Key Elements of Executive Compensation

          The elements of the Company’s compensation program are intended to balance long term and short term compensation for its executives and attempt to motivate executives to provide excellent leadership and achieve Company goals by linking short-term (such as salaries and benefits) and long-term incentives (such as equity based compensation) to the achievement of business objectives, thereby aligning the interests of executives and shareholders. The key elements of the compensation of the Company’s Named Executive Officers are outlined below.

Base Salary

          The Compensation Committee attempts to provide base salary to the Company’s Named Executive Officers that is commensurate with their review of our Peer Group Companies, listed above. The Compensation Committee fixed the base salary for the Named Executive Officers for 2012 (which commenced on January 1, 2012) during its meeting in March 2011. Increases or decreases in base salary are dependent on the Compensation Committee's

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evaluation of each individual Named Executive Officer performance, the effect of a peer group review, the performance of the entire Company relative to the Company’s general goals and objectives, and the Company’s current and projected financial resources. No Named Executive Officers receive minimum base salary payments pursuant to any employment, or other, agreements. The Compensation Committee has authority from the Board to set the base salary at any amount it believes is appropriate. Although the Compensation Committee, has used its review of the accomplishments of the Named Executive Officers against general goals of the Company, including planned exploration programs, development of the Mt. Hamilton project, corporate financing activities and the price of a share of Solitario’s stock, among other things, the Compensation Committee has full discretion to set compensation levels and has not set specific compensation levels to specific criteria. Some of the general criteria are discussed below.

Bonuses

          The Compensation Committee may provide bonuses to the Named Executive Officers, in its sole discretion, based upon their evaluation of the individual Named Executive Officer in light of the certain parameters, including the following:

(i)	Targeted bonuses based upon operational goals and parameters;
(ii)	The desire, discussed above, to provide a substantial portion of compensation based on performance;
(iii)	The performance of the Company relative to Company goals including share price performance; and
(iv)	The financial strength and prospects for the smaller (junior) exploration mining industry.

          In establishing its goals for any particular year, the Compensation Committee strives to ensure that the goals provide both an incentive and an attainable goal that provides shareholders with the opportunity for return on their investment while minimizing corporate and shareholder risk to the extent possible. Although certain targets and goals related to potential property acquisitions and/or potential merger or acquisition activities, if any, are confidential, the Compensation Committee has structured these types of goals to be reasonable and obtainable by our Named Executive Officers, without undue risk to the assets of Solitario. Due to the nature of Solitario's corporate activities relating to (i) the ongoing development of Mt. Hamilton, including completion of a feasibility study in February 2012 and ongoing permitting and other related activities and (ii) early-stage exploration of mineral properties located in Peru, Mexico and Brazil; the goals for Solitario’s Named Executive Officers are not specifically related to traditional financial metrics, such as revenue growth, earnings or earnings per share. The targets and goals are more subjective and generally include the negotiation and signing of land and royalty joint ventures on our existing properties, including Mt. Hamilton, the development activities, including obtaining adequate financing for our Mt. Hamilton project, exploration activities and success, both on our own and through joint ventures, acquisition of additional exploration properties, training and retaining employees, maintaining adequate liquidity to fund future exploration activities, financial reporting and disclosure, and shareholder return. The Compensation Committee also evaluates the financial strength and prospects for the junior exploration segment of the mining industry. The Compensation Committee reviews the annual goals with the named executives at or near the start of each year. The evaluation of the performance of our Named Executive Officers, relative to the goals outlined herein, has been and is expected to continue to be at the discretion of the Compensation Committee. In December 2012, the Compensation Committee determined that the bonuses discussed above were earned during 2012 based upon an analysis of the accomplishments and milestones achieved during 2012 discussed above.

Equity

          To date, the only equity compensation our Named Executive Officers receive is in the form of stock options pursuant to the 2006 Plan, with the exercise price of such options set at the current market value of our publicly traded stock (as defined) in the 2006 Plan. The Compensation Committee believes that a substantial portion of our Named Executive Officers’ compensation should be performance based upon and tied to the long term value of the Company. The Compensation Committee also believes that our compensation policies should be fair to our shareholders, and be focused on our long-term viability. The Compensation Committee believes the granting of stock options or other forms of equity based compensation Plan aligns the interests of the Named Executive Officers

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and our shareholders and provides the incentive to manage the Company from the perspective of an owner of the Company. In addition, the Compensation Committee believes the vesting terms of the stock options granted from the 2006 Plan, discussed below, provide that a significant portion of the compensation will be received at a future date, which provides a tempered longer-term incentive for our Named Executive Officers as well as an incentive for them to remain with the Company.

          To date, the amount of all individual grants and the grant date of the stock options have been determined each year at a meeting of the Compensation Committee at the discretion of the Compensation Committee, usually after the completion of the annual meeting of shareholders. All grants to date are as of the date of the approval by the Compensation Committee (or the full Board, if requested by the Compensation Committee) at the market value on the date of grant. To date, all grants from the 2006 Plan vest 25% on the date of grant and the remaining options vest at 25% per year on the anniversary of the grant over a three-year period. The full Board, at the request of the Compensation Committee, determined 165,000 options, in total, would be granted during the year ended December 31, 2012 of which $25,000 options were awarded to Mr. Herald and 20,000 options were awarded to each of Mr. Hunt and Mr. Maronick.

In the future, if the shareholders approve the 2013 Plan at the Annual Meeting our officers and directors may receive equity based awards pursuant to that plan, which may take the form of stock options or the other forms of awards that are generally described in this Proxy Statement. However, as of the date of this Proxy Statement neither the Board nor Compensation Committee has considered any potential grants under the 2013 Plan and does not have any immediate plans to make awards from the 2013 Plan to the Named Executive Officers or other persons.

Allocation between the Key Elements of Compensation

          The Compensation Committee has complete discretion in allocating total compensation between the key elements of compensation discussed above. Each of the individual components of compensation is evaluated by the Compensation Committee independently and each component is not evaluated based upon the other components. The Compensation Committee has not developed a set formula (such as fair value of equity compensation to equal 50% of base salary) to allocate the elements of compensation to each individual Named Executive Officer.

Employment Agreements

          None of our Named Executive Officers have ongoing employment agreements other than individual Change in Control Severance Benefits Agreements, discussed below.

Change in Control Agreements

          The Compensation Committee and Solitario consider it essential to the best interest of its shareholders to foster the continuous employment of key management personnel. In this regard, the Compensation Committee and Board recognize that, as is the case with many publicly held corporations and their subsidiaries, the possibility of a change in control may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders.

          Accordingly, on March 14, 2007, the Compensation Committee approved separate Change in Control Severance Benefits Agreements (each a "CIC") for each of the persons serving as our Named Executive Officers, Mr. Herald, Mr. Maronick and Mr. Hunt. Each CIC provides for the payment of severance benefits if the employment of one of the Named Executive Officers is terminated for a period of three years following the last day of the month in which a Change in Control of Solitario occurs (as defined in the CIC) equal to 2.5 times the base salary of the Named Executive Officer. In addition any unvested stock options held by the Named Executive Officer will vest upon the Change in Control. The CIC provides an additional gross up for any taxes due as a result of Excise Tax, as defined by Section 4999 of the Code.

          Generally, the CIC defines a "Change in Control" as (i) a person acquiring more than
50% of the outstanding stock of the Company, (ii) the shareholders of the Company approving a merger or acquisition whereby more than

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50% of the outstanding shares held prior to the vote will be held by a new person or corporation, (iii) the shareholders of the Company approving the sale or disposition of substantially all of the company's assets or (iv) the shareholders of the Company approving a plan of liquidation or dissolution of the Company.

          The Change in Control benefits are to be paid after a change in control if the Named Executive Officer terminates his employment for "good reason," or is terminated by the Corporation, other than for "cause." "Good reason" is generally defined as a reduction in the compensation, level of responsibility or forced relocation, among other things. "Cause" is generally defined in the CIC as the conviction of a felony, gross and willful failure to perform assigned duties, and dishonest conduct that is intentional and materially injurious to the Company.

Tax Implications of Executive Compensation

          Under Section 162(m) of the Code, the Company generally receives a tax deduction for compensation on payments which total less than $1,000,000 paid to our Named Executive Officers, unless that compensation is performance based. The total non-performance based compensation for any of our Named Executive Officers did not exceed $1,000,000 during 2012, nor do we anticipate it will exceed $1,000,000 for the foreseeable future.

Stock Ownership Guidelines

          Solitario has not established formal stock ownership guidelines for our Named Executive Officers. The Company's Insider Trading Policy prohibits the Named Executive Officers, as well as other insiders, who may have access to material inside information, from purchasing, selling, entering into short sale transactions, engaging in hedging or offsetting transactions regarding Solitario's common stock during periods where such persons have access to material inside information.

Compensation Policies with Regard to Risk Management

          Solitario’s Board is responsible for the overall risk management of the Company. Solitario is subject to the inherent risks involved in the exploration and development of mineral properties and shareholders should carefully review Item 1A, “Risk Factors,” in our 2012 Annual Report on Form 10-K. However, Solitario does not have any compensation plans or incentives for our Named Executive Officers or any employee for any risk taking activity or risk management activities. Solitario does not engage in activities that have traditional incentives for financial risk taking activities, such as buying or selling derivatives or other similar instruments, other than our limited use of derivatives to reduce our exposure to our holdings of Kinross common stock.

Role of the Chief Executive Officer in Compensation Decisions

          The Chief Executive Officer annually reviews the performance of all other Named Executive Officers. The performance of the Chief Executive Officer is reviewed by the Chairman of the Compensation Committee. The conclusions and recommendations, which include salary, bonus and equity grants, if any, are presented to the Compensation Committee, which has absolute discretion in modifying or applying any of the recommendations for the Named Executive Officers. The Compensation Committee presents its conclusions and recommendations to the Board for their input and review.

7.          SUMMARY COMPENSATION TABLE

Summary Compensation Table

The following table provides summary information regarding compensation earned by our Named Executive Officers for the fiscal years ended December 31, 2012 and 2011:

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SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards ($)	Option Awards(2) ($)	Non-equity incentive plan compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Mr. Herald, CEO (4)	2012	218,000	95,000	-	21,085	-	-	27,500	361,585
	2011	218,400	-	-	-	-	-	22,000	240,400

Mr. Maronick, CFO	2012	156,000	50,000	-	16,868	-	-	27,500	250,368
	2011	156,000	-	-	-	-	-	22,000	178,000

Mr. Hunt, COO	2012	165,000	65,000	-	16,868	-	-	27,500	274,368
	2011	165,000	-	-	-	-	-	22,000	187,000

(1)          Amount for bonus earned during the year. No bonus amount was earned during 2011.

(2)         The amount represents the grant date fair value of option awards granted during the year in accordance with FASB ASC No.. 718. See note 1 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion regarding assumptions used to calculate fair value.

a.       The 2012 options were granted on December 17, 2012 have a five-year term and vest 25% on grant date and 25% on the next three anniversary dates. The assumptions used in determining our 2012 grant date fair value are based upon a Black-Scholes model using a five year term, historical volatility of 68%, a risk-free interest rate of 0.7%, and a Canadian dollar – United States dollar exchange rate of 1.01419.

b.       No options were granted during 2011.

(3)          Mr. Herald, Mr. Maronick and Mr. Hunt each received a $22,500 401(K) match during 2012, and a $22,000 401(k) defined match during 2011, respectively, and each received a $5,000 contribution to their health savings account during 2012.

(4)          Mr. Herald has an aggregate of 507,500 stock options outstanding at December 31, 2012

8.          OPTION EXERCISES AND STOCK VESTED

There were no stock options exercised during the year ended December 31, 2012 by our Named Executive Officers.

9.          OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

At December 31, 2012 the following equity awards were outstanding:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

Name	Option Awards					Stock Awards
	Number of securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (Cdn$)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Christopher E Herald, CEO	37,500(1) 333,750(2) 6,250(3)	- 111,250 18,750	-	$1.55 $2.40 $1.49	5/19/14 5/05/15 12/16/17	-	-	-	-

James R. Maronick, CFO	62,000(1) 206,250(2) 5,000(3)	- 68,750 15,000	-	$1.55 $2.40 $1.49	5/19/14 5/05/15 12/16/17	-	-	-	-

Walter H Hunt, COO	64,500(1) 206,250(2) 5,000(3)	21,500 68,750 15,000	-	$1.55 $2.40 $1,49	5/19/14 5/05/15 12/16/17	-	-	-	-

(1)	Options were granted on 5/19/09 and vested 25% on date of grant and 25% on each anniversary date thereafter.
(2)	Options were granted on 5/05/10 and vested 25% on date of grant and 25% on each anniversary date thereafter.
(3)	Options were granted on 12/17/12 and vested 25% on date of grant and 25% on each anniversary date thereafter.

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10.          POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

          As noted under "Compensation Discussion and Analysis" in this Proxy Statement, the Company entered into certain change in control agreements on March 14, 2007 with the following Named Executive Officers: Christopher E. Herald, James R. Maronick and Walter H. Hunt (as defined above, each a “CIC”). The terms of the change in control agreements are more fully described under "Change in Control Agreements" in the "Compensation Discussion and Analysis" section of this Proxy Statement. Described below are the potential payments to each Named Executive Officer, in the event of an assumed change in control as defined in the applicable CIC", as of December 31, 2012.

Name	Salary(1)	Stock option vesting (2)	Tax gross up(3)	Total
Christopher E. Herald, CEO	$546,000	$ 187	$ -	$546,187
James R. Maronick, CFO	390,000	150	-	390,150
Walter H, Hunt, COO	412,500	150	-	412,150

(1)	Two and one half times base salary as of December 31, 2012. Paid as a lump sum payment.
(2)	The price of a share of our common stock on December 31, 2012 as quoted on the TSX was Cdn$1.50 and is below the exercise price of all options owned by our Named Executive Officers on that date except the Cdn$1.49 share options. The amounts listed represent total intrinsic value from the acceleration of only those unvested Cdn$1.49 options owned by the Named Executive Officer as of December 31, 2012.
(3)	The change in control provides for a gross-up for taxes in the event the combined salary and all other compensation, triggered by a change in control, results in Excise Tax, as defined by Section 4999 of the Code. The CIC provide for additional cash compensation to pay the Named Executive Officer for the Excise Tax, which is 20% of all compensation in excess of the base salary amount, when the total payments, including the fair value from acceleration of vesting for unvested options, under the CIC exceed three times base salary. We have estimated that no tax gross up would have been due or payable as of December 31, 2012 because the total compensation, including the fair value from the acceleration of all outstanding unvested options would not exceed three times the base salary.

11.          INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         During the past ten years none of the persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K.

12.          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          To our knowledge, as of April 29, 2013, no person beneficially owns, directly or indirectly, or exercises control or direction over, more than five percent of our issued and outstanding Common Stock with the exception of Sprott Asset Management Inc. and Newmont Mining Corporation of Canada Limited, which directly own 2,311,050 and 2,700,000 shares, respectively, representing 6.7 percent and 7.8 percent, respectively, of our issued and outstanding Common Stock.

          The following table sets forth, as of April 29, 2013, the beneficial ownership of our outstanding Common Stock by each of our shareholders owning more than five percent, our Directors, nominees for Director, each Named Executive Officer and all of our executive officers and Directors as a group. Unless otherwise indicated, the persons listed in the table below have sole voting and investment powers with respect to the shares indicated. Except as indicated below the mailing address for each person is 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*		Percent of Class*
John Hainey, Director	181,250	(1)	**
Leonard Harris, Director	211,917	(2)	**
Christopher E. Herald, CEO and Director	1,495,712	(3)	4.3%
Mark E. Jones, III, Director	500,250	(4)	1.4%
Brian Labadie, Director	247,060	(5)	**
Walter H. Hunt, COO	700,962	(6)	2.0%
James R. Maronick, CFO	886,239	(7)	2.5%
All directors and executive officers as a group	4,223,390	-	12.1%
Sprott Asset Management Inc Suite 3450 South Tower Royal Bank Plaza Toronto, ON M5J 2J2	2,311,050	-	6.7%
Newmont Mining Corporation of Canada 20 Eglinton Ave West, Suite 1900 Toronto, Ontario M4R 1K8	2,700,000	-	7.8%

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*     Calculated in accordance with rule 13d-3 under the Securities Exchange Act of 1934.

**     Indicates holdings of less than 1%.

(1)     Includes 181,250 shares that he has the right to acquire within 60 days under options granted pursuant to the 2006 Plan.

(2)     Includes 168,250 shares that he has the right to acquire within 60 days under options granted pursuant to the 2006 Plan.

(3)     Includes 451,250 shares that he has the right to acquire within 60 days under options granted pursuant to the 2006 Plan.

(4)     Includes 242,250 shares that he has the right to acquire within 60 days under options granted pursuant to the 2006 Plan.

(5)     Includes 173,250 shares that he has the right to acquire within 60 days under options granted pursuant to the 2006 Plan.

(6)     Includes 351,000 shares that he has the right to acquire within 60 days under options granted pursuant to the 2006 Plan.

(7)     Includes 327,000 shares that he has the right to acquire within 60 days under options granted pursuant to the 2006 Plan.

13.          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Except for the transaction described below under the heading “Related Party Transaction” involving Messrs. Herald and Maronick, there are no material interests, direct or indirect, of current directors, executive officers, or any shareholder who beneficially owns, directly or indirectly, more than 10% of the outstanding Common Shares, or any known associates or affiliates of such persons, in any transaction since the beginning of the Company’s last fiscal year or in any proposed transaction which has materially affected or would materially affect the Company and in which the amount involved exceeded $120,000.

Policy Regarding Related Party Transactions

          The Board of Directors has adopted a written Related Party Transaction Policy. Pursuant to that policy, Solitario may enter into transactions with certain "related persons." Related persons include the Company's executive officers, directors, 5% or more beneficial owners of the Company's common stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. These transactions are referred to as "related party transactions." All related party transactions are subject to the following related party transaction policy requirements:

  the transaction must be approved by disinterested members of the Board;
  the Audit Committee shall have approved or ratified such transaction and the terms of the transaction are comparable to that which could be attained in an arm's-length dealing with unrelated third parties; or
  the transaction involves compensation approved by the Compensation Committee.

Related Party Transaction

          On June 26, 2012, Christopher Herald, our President and Chief Executive Officer, and James Maronick, our Chief Financial Officer, purchased shares of our common stock directly from the Company at a price of $1.22 per share, with Mr. Herald purchasing 180,000 shares and Mr. Maronick purchasing 45,000 shares. The purchase of the shares was unanimously approved by our Board of Directors and was also unanimously approved by the Audit Committee of the Board of Directors. The price of the shares was the last closing price of our common shares as quoted on the NYSE MKT on June 25, 2012. We received total proceeds of $275,000.

Director Independence

          Solitario’s Board has determined Mr. Hainey, Mr. Harris, Mr. Jones and Mr. Labadie are independent member

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of the Board of Directors in accordance with Section 803(A) of the NYSE-MKT Company Guide.

▪	Mr. Hainey, Mr. Labadie and Mr. Harris are members of the Audit Committee.
▪	Mr. Jones, Mr. Labadie and Mr. Harris are members of the Compensation Committee.
▪	Mr. Hainey, Mr. Jones and Mr. Labadie are members of the Nominating Committee.

14.          PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees

          The following table summarizes the aggregate fees billed to Solitario by EKSH LLLP for the fiscal years ended December 31, 2012 and 2011.

	2012	2011
Audit Fees (1)	$56,000	$64,000
Audit related fees (2)	27,000	27,000
Tax fees (3)	30,000	34,000
All other fees (4)	16,000	37,000
Total	$129,000	$162,000

(1)	Fees billed for audit services in 2012 and 2011 consisted of:
•	Audit of our annual financial statements for 2012 and 2011.
•	Consent and other services related to SEC filings.
(2)	Represents fees billed related to reviews of our quarterly reports for 2012 and 2011.
(3)	Represents fees billed in connection with the preparation and filing of our United States federal and Colorado state income tax returns.
(4)	All other fees in 2012 primarily include audit-related fees billed for accounting consultations, research, and analysis related to the MH-LLC feasibility study, the Sandstorm Royalty Sale, the credit facility we entered into with RMB and related warrants, and procedures performed in connection with filing our Form S-3.

Pre-approval of Audit Fees

          On an annual basis the Audit Committee approves the proposed audit services and the fees related thereto by our independent auditors in advance of the year of service in accordance with the pre-approval policy adopted by the Audit Committee. All other fees are pre-approved on an ongoing basis as required. The Audit Committee pre-approval policy requires that the Audit Committee determine that proposed services and related fees are required and reasonable under the circumstances. All of the fees billed to Solitario by EKSH LLLP during 2012 and 2011 were pre-approved by the audit committee pursuant to the Audit Committee pre-approval policy. The Audit Committee considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence and has determined that the provision is compatible.

15.          APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          At the Annual Meeting our shareholders are being asked to ratify the selection of EKSH LLLP as our independent registered public accounting firm and to continue as such for fiscal year 2013. Although the Company is not required to submit the selection of independent registered public accountants for shareholder approval, if the appointment of EKSH LLLP as our independent registered public accounting firm for the year 2013 is not ratified by shareholders, the Audit Committee will reconsider its appointment. The Board considers EKSH LLLP to be well qualified to serve as the independent auditors for the Company; however, even if the selection is ratified, our Board may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee and Board determine that the change would be in our best interests. Representatives of EKSH LLLP are expected to be present at the Annual Meeting to make a statement and to respond to appropriate questions.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF EKSH LLLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

16.          INCORPORATION BY REFERENCE

           The reports of the Compensation Committee and Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

17.          PROPOSALS OF SHAREHOLDERS

          Shareholder proposals intended to be included in Solitario's Proxy Statement for the 2014 Annual Meeting of Shareholders must be received by Solitario prior to January 1, 2014 in order for the proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 2014 annual meeting. If the date of next year's annual meeting is changed by more than 30 days from June 18, 2014, the deadline will be a reasonable time before we print and mail our proxy materials. However, we are not required to include in our proxy statement and form of proxy for the 2014 annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time the proposal is received. Under Solitario’s Bylaws, in order for any stockholder proposal that is not included in such proxy statement and form of proxy to be brought before the 2014 annual meeting, such proposal must be received by the Secretary of Solitario at our principal executive offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033 not less than 60 days nor more than 90 days before the annual meeting; however, if less than 70 days' notice or public disclosure of the date of the 2014 meeting is given, the written notice must be delivered to the Corporate Secretary no later than the close of business on the 10th day after notice of the meeting was mailed or notice was publicly disclosed, whichever is earlier. The notice must contain certain information as to the proposal and the shareholder, including the share ownership of the shareholder and any financial interest in the proposal. If a timely proposal is received, the Board may exercise any discretionary authority granted by the proxies to be solicited on behalf of the Board in connection with such proposal at the 2014 annual meeting.

          No shareholder proposals for the 2013 Annual Meeting had been received by Solitario prior to the date of this Proxy Statement.

18.          OTHER BUSINESS

          Solitario knows of no other business to be presented at the meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person named in the accompanying form of proxy.

19.          DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

          Only one Proxy Statement and Annual Report is being delivered to shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders.  Upon the written or oral request of a shareholder, we will deliver promptly a separate copy of the Proxy Statement and Annual Report to shareholders at a shared address to which a single copy was delivered.  Shareholders desiring to receive a separate copy in the future may contact us by mail at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033 or by telephone (303) 534-1030.

By Order of the Board of Directors

/s/James R. Maronick

Secretary

April 29, 2013

Wheat Ridge, Colorado

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APPENDIX A

2013 SOLITARIO EXPLORATION & ROYALTY CORP.

OMNIBUS STOCK AND INCENTIVE PLAN

TABLE OF CONTENTS

1.	Purpose	1
2.	Definitions	1
3.	Shares Available for Awards; Cash Payable Pursuant to Awards	4
4.	Conditions for Grant of Awards	5
5.	Grant of Options	6
6.	Option Price	6
7.	Exercise of Options	7
8.	Vesting of Options	7
9.	Termination of Option Period	7
10.	Acceleration	8
11.	Transferability of Awards	8
12.	Issuance of Reserved Shares	9
13.	Administration of this Plan	9
14.	Tax Withholding	10
15.	Restricted Share Awards	10
16.	Stock Appreciation Rights (“SAR”)	12
17.	Section 83(b) Election	13
18.	Interpretation	13
19.	Amendment and Discontinuation of this Plan	13
20.	Effective Date and Termination Date	13
21.	Section 409A	13
22.	Blackout Periods	14

2013 SOLITARIO EXPLORATION & ROYALTY CORP.

OMNIBUS STOCK AND INCENTIVE PLAN

1. Purpose.

The purpose of this Plan is to advance the interests of Solitario Exploration & Royalty Corp., a Colorado Corporation, and its stockholders, by providing additional incentives to attract, retain and motivate those qualified and competent employees and Directors, upon whose efforts and judgment its success is largely dependent.

2. Definitions.

As used herein, the following terms shall have the meaning indicated:

(a) “Administrator” shall mean the person(s) designated by the Committee to carry out nondiscretionary administrative duties with respect to this Plan and Awards.

(b) “Agreed Price” shall relate to the grant of an Award in the form of a SAR, and shall mean the value assigned to the Award’s Reserved Shares which will form the basis for calculating the Spread on the date of exercise of the SAR, which assigned value shall be the Fair Market Value of such Reserved Shares on the Date of Grant.

(c) “Applicable Laws” shall mean the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, and the Code; and the similar laws of any foreign country or jurisdiction where Options are, or will be, granted.

(d) “Award” shall mean either an Option, a SAR, a Restricted Stock Unit, or a Restricted Share Award, except that where it shall be appropriate to identify the specific type of Award, reference shall be made to the specific type of Award; and provided, further, that references to Award shall be deemed to be references to the written agreement evidencing such Award, and provided, finally, without limitation, that unless expressly provided to the contrary in the terms of the Award, in the event of a conflict between the terms of this Plan and the terms of an Award, the terms of this Plan are controlling.

(e) “Board” shall mean the Board of Directors of the Company.

(f) “Cause” shall mean either (i) a final, nonappealable conviction of a Holder for commission of a felony involving moral turpitude, or (ii) Holder’s willful gross misconduct that causes material economic harm to the Company or that brings substantial discredit to the Company’s reputation.

(g) “Change in Control” shall mean the occurrence of any one of the following with respect to the Company:

(1) “Continuing Directors” no longer constitute a majority of the Board; the term “Continuing Director” shall mean any individual who has served as a Director for one year or more, together with any new Directors whose election by the Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the Directors then still in office who were either Directors at the beginning of such one-year period or whose election or nomination for election was previously so approved;

(2) any person or group of persons acting together as an entity become (i) the beneficial owners (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of shares of Common Stock representing fifty percent (50%) or more of the voting power of the Company’s then outstanding securities entitled generally to vote for the election of Directors, and (ii) the largest beneficial owner, directly or indirectly, of the Company’s then outstanding securities entitled generally to vote for the election of Directors;

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(3) after the Effective Date, a merger or consolidation to which the Company is a party if (i) the stockholders of the Company immediately prior to the effective date of such merger or consolidation have beneficial ownership (as defined in Rule 13d-3 under the 1934 Act) of less than fifty percent (50%) of the combined voting power to vote for the election of directors of the surviving corporation, or other entity following the effective date of such merger or consolidation, or (ii) fifty percent (50%) or more of the individuals who (on the date immediately prior to the date of execution of the agreement providing for such merger or consolidation) constitute the members of Senior Management do not, as of a date six months after such merger or consolidation, hold an officer’s position which would make them a member of Senior Management; or

(4) the sale of all, or substantially all, of the assets of the Company or the liquidation or dissolution of the Company.

Notwithstanding the foregoing provisions of this Section 2(h), if a Holder’s Separation is for a reason other than for Cause, and occurs not more than ninety (90) days prior to the date on which a Change in Control occurs, for purposes of Awards, such termination shall be deemed to have occurred immediately following a Change in Control.

(h) “Change in Control Price” shall mean the Fair Market Value on the date of a Change in Control.

(i) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(j) “Committee” shall mean a Committee of Directors designated by the Board, provided, that in granting Awards, Committee shall refer to only those members of the Committee who are “Outside Directors” within the meaning of Section 162(m) of the Code.

(k) “Common Stock” shall mean the common stock, $0.01 par value, of the Company.

(l) “Company” shall mean Solitario Exploration & Royalty Corp., a Colorado corporation, and any successor corporation.

(m) “Date of Grant” shall mean the later of the date on which the Committee takes formal action to grant an Award or the date specified as the date of grant in the Committee’s formal action, provided, in either case, that it is followed, as soon as reasonably practicable, by written notice to the Eligible Person receiving the Award.

(n) “Director” shall mean a member of the Board.

(o) “Disability” shall mean an Eligible Person’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which, in the reasonable opinion of the Administrator based on such medical evidence as it deems necessary, can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; provided, however, that such Disability did not result, in whole or in part from: (i) a felonious undertaking or (ii) an intentional self-inflicted wound.

(p) “Dividend Equivalent” shall mean the dollar amount of dividends (whether stock or cash) paid or distributed in respect of Common Stock.

(q) “Effective Date” shall mean April 22, 2013.

(r) “Eligible Person(s)” shall mean natural persons who are Employees or non-Employee Directors, Officers, consultants, or independent contractors, as applicable.

(s) “Employee(s)” shall mean each person whose customary work schedule is a minimum of thirty (30) hours per week, and who is designated as an employee on the payroll records of the Company.

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(t) “Fair Market Value” per Share on the date of reference shall be the Closing Price on such date, provided, that if the actual transaction involving the Shares occurs at a time when the NYSE MKT is closed for regular trading, then it shall be the most recent Closing Price. As used herein, “Closing Price” shall mean the closing price of the Shares on the NYSE MKT (or such other exchange or market as the principal trading market for the Common Stock) as reported in any newspaper of general circulation or other medium of public communication.

(u) “Holder” shall mean, at each time of reference, each person with respect to whom an Award is in effect; provided that following the death of a Holder, it shall refer to the person who succeeds to the rights of such Holder.

(v) “Incentive Stock Option” shall mean an Option that is an incentive stock option as defined in Section 422 of the Code.

(w) “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

(x) “Option” (when capitalized) shall mean the grant of the right to purchase Reserved Shares through the payment of the Option Price and taking the form of either an Incentive Stock Option or a Non-Qualified Stock Option; provided that, where it shall be appropriate to identify a specific type of Option, reference shall be made to the specific type of Option; provided, further, that a single Option may include both Incentive Stock Option and Non-Qualified Stock Option provisions.

(y) “Option Price” shall mean the price per Reserved Share which is required to be paid by the Holder in order to exercise such person’s right to acquire the Reserved Share under the terms of the Option.

(z) “Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

(aa) “Plan” shall mean this 2013 Solitario Exploration & Royalty Corp. Omnibus Stock and Incentive Plan.

(bb) “Plan Year” shall mean the calendar year.

(cc) “Reserved Shares” shall mean, at each time of reference, the total number of Shares described in Section 3 with respect to which the Committee may grant an Award, all of which Reserved Shares shall be held in the Company’s treasury or shall otherwise be made available from the Company’s authorized and unissued Shares.

(dd) “Restricted” “Restriction(s)” and similar terms shall mean the restrictions applicable to Reserved Shares subject to an Award which constitute “a substantial risk of forfeiture” of such Reserved Shares within the meaning of Section 83(a)(1) of the Code.

(ee) “Restricted Period” shall mean the period during which Restricted Shares are subject to Restrictions.

(ff) “Restricted Shares” shall mean the Reserved Shares granted to an Eligible Person which are subject to Restrictions; provided that, subject to the provisions of Section 15(b), the Committee may, in its sole discretion, determine that the Restrictions which otherwise would have been imposed have been fully satisfied on the Date of Grant by reason of prior service and/or other considerations, and thus provide that such Restricted Shares shall be fully Vested on the Date of Grant.

(gg) “Restricted Share Award” shall mean the award of Restricted Shares or Restricted Stock Units.

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(hh) “Restricted Stock Unit” shall mean a hypothetical or phantom Common Stock unit awarded or granted to an Eligible Person, equal to the Fair Market Value of a single share of Common Stock, and which may be subject to some or all of the Restrictions applicable to Reserved Shares and Restricted Shares.

(ii) “Restricted Share Distributions” shall mean any amounts, whether Shares, cash or other property (other than regular cash dividends) paid or distributed by the Company with respect to Restricted Shares during a Restricted Period.

(jj) “RSU Award” shall mean each Award of Restricted Stock Units awarded or granted to an Eligible Person, pursuant to the Plan, all as described more fully in Section 16.

(kk) “SAR” shall have the meaning given to such term Section 16(b) hereof.

(ll) “Separation” shall mean the date on which a Holder ceases to have an employment relationship with the Company for any reason, including death or Disability; and provided, further, without limitation, such employment relationship will cease, in the case of a non-Employee Director, upon his or her ceasing to be a Director; provided, however, that a Separation will not be considered to have occurred while an Employee is on sick leave, military leave, or any other leave of absence approved by the Company, if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Employee’s right to redeployment with the Company is guaranteed either by statute or by contract. If an Award is subject to Code Section 409A, “Separation” shall mean “separation from service” as defined in treasury regulations issued under Code Section 409A whenever any payment or settlement of an Award conferred under this Plan is to be made upon Separation and is subject to such Code section, with “separation from service” of an Employee to be determined based upon a reduction in the bona fide level of services performed to a level equal to twenty percent (20%) or less of the average level of services performed by the Employee during the immediately preceding thirty-six (36) month period.

(mm) “Share(s)” shall mean a share or shares of Common Stock.

(nn) “Spread” shall mean the difference between the Option Price, or the Agreed Price, as the case may be, of the Share(s) on the date of the Award, and the Fair Market Value of such Share(s) on the date of reference.

(oo) “Subsidiary” shall mean, where the Award is an Incentive Stock Option, a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code, and on the case of any other Award, shall mean any entity which would be a subsidiary corporation as defined in Section 424(f) of the Code if it were a corporation.

(pp) “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

(qq) “Vested” and similar terms shall mean the number of Option Shares which have become nonforfeitable, the number of Restricted Shares on which the Restrictions have lapsed, including, without limitation, the lapse of Restrictions based on the attainment of performance objectives.

(rr) “10% Person” shall mean a person who owns directly (or indirectly through attribution under Section 424(d) of the Code) at the Date of Grant of an Incentive Stock Option, stock possessing more than 10% of the total combined voting power of all classes of voting stock (as defined in Section 424 of the Code) of the Company on the Date of Grant.

3. Shares Available for Awards; Cash Payable Pursuant to Awards.

(a) Shares Available. Subject to adjustment as provided in Section 3(c), the aggregate number of Shares that may be issued under the Plan shall be 1,750,000. No adjustment shall decrease the number of shares issuable pursuant to the Plan below the number of Shares that have been issued pursuant to the Plan plus the number of Shares underlying outstanding awards. (ii) Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury. (iii) Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not

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exceed the aggregate number of Shares that may be issued under the Plan, subject to adjustment as provided in Section 3(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision. Shares tendered by Participants as full or partial payment to the Company upon exercise of an Award, and Shares withheld by or otherwise remitted to the Company to satisfy a Participant’s tax withholding obligations with respect to an Award, shall become available for issuance under the Plan.

(b) Accounting for Awards. For purposes of this Section 3, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Awards that do not entitle the holder thereof to receive or purchase Shares, and Awards that are denominated at the time of grant as payable only in cash and that are settled in cash, shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

(i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, and

(ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards;

provided, however, that no such adjustment shall be made to any Award to the extent that it would, in the view of the Company, cause such Award to be subject to Section 409A of the Code, and the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

(d) Code Section 162(m) Award Limitations Under the Plan. Subject to adjustment as provided in Section 4(c), no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 100,000 Shares per year or (ii) Restricted Stock Awards, Restricted Stock Unit Awards, and/or Other Share-Based Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares with respect to more than 100,000 Shares per year.

4. Conditions for Grant of Awards.

(a) Without limiting the generality of the provisions hereof which deal specifically with each form of Award, Awards shall only be granted to such one or more Eligible Persons as shall be selected by the Committee.

(b) In granting Awards, the Committee shall take into consideration the contribution the Eligible Person has made or may be reasonably expected to make to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may from time to time in granting Awards under this Plan prescribe such terms and conditions concerning such Awards as it deems appropriate, including, without limitation, relating an Award to achievement of specific goals established by the Committee or, subject to Section 4(d), to the continued employment of the Eligible Person for a specified period of time, provided that such terms and conditions are not inconsistent with the provisions of this Plan.

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(c) Incentive Stock Options may be granted only to Employees, and all other Awards may be granted to any Eligible Person.

(d) This Plan shall not confer upon any Holder any right with respect to continuation of employment by the Company, or any right to provide services to the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment at any time.

(e) The Awards granted to Eligible Persons shall be in addition to regular salaries, or other benefits (if any) related to their service to the Company, and nothing herein shall be deemed to limit the ability of the Company to enter into any other compensation arrangements with any Eligible Person.

(f) The Administrator shall determine in each case whether periods of military or government service shall constitute a continuation of employment or service for the purposes of this Plan or any Award.

(g) Notwithstanding any provision hereof to the contrary, each Award which in whole or in part involves the issuance of Reserved Shares may, in the sole discretion of the Committee, provide for the issuance of such Reserved Shares in cash consideration in lieu of the issuance of Shares. Reserved Shares paid in cash consideration in lieu of the issuance of Shares will be available for reissuance under this Plan.

(h) The Committee may delegate in writing to the Administrator the authority to grant Awards to new Employees of the Company, provided that such authority contains limits on the maximum amount or number of Awards (on both an individual basis and, if the Committee so designates, on an aggregate basis) that the Administrator may grant under such authority. Such authority shall also designate the terms and conditions for these grants.

5. Grant of Options.

(a) The Committee may grant Options to Eligible Persons from time to time, alone, in addition to, or in tandem with, other Awards granted under this Plan. An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option, and shall clearly state whether it is (in whole or in part) an Incentive Stock Option or a Non-Qualified Stock Option; provided, that failure of an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option will not affect its validity, and the portion which does not qualify as an Incentive Stock Option shall be a Non-Qualified Stock Option.

(b) If both Incentive Stock Options and Non-Qualified Stock Options are granted to a Holder, the right to exercise, to the full extent thereof, Options of either type shall not be contingent in whole or in part upon the exercise of, or failure to exercise, Options of the other type.

(c) The aggregate Fair Market Value (determined as of the Date of Grant) of the Reserved Shares with respect to which any Incentive Stock Option is exercisable for the first time by a Holder during any Plan Year under this Plan and all such plans of the Company (as defined in Section 424 of the Code) shall not exceed $100,000; provided, without limitation, that any portion of an Option designated as an Incentive Stock Option which exceeds such $100,000 limit will, notwithstanding such designation, be a validly granted Non-Qualified Stock Option.

(d) The Committee may at any time offer to buy out, for a payment in cash, an Option previously granted, based on such terms and conditions as the Committee shall establish and as communicated to the Holder by the Administrator at the time that such offer is made and that any such offer will be subject to and comply with any restrictions of the Toronto Stock Exchange or NYSE MKT (or other national securities exchange upon which the Company’s securities are listed for trading) and provided that no such offer or payment may be made in a manner that would violate the prohibition of the Toronto Stock Exchange or NYSE MKT (or other national securities exchange upon which the Company’s securities are listed for trading) against the repricing of “underwater” options (options with an exercise price above the then-current price of the Common Stock on the NYSE MKT) without shareholder approval.

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6. Option Price.

(a) The Option Price shall be any price determined by the Committee which is not less than one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to a 10% Person the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value per Share on the Date of Grant. The Administrator shall determine the Fair Market Value per Share in accordance with the terms set forth in the definition thereof.

(b) Unless further limited by the Committee in any Option, the Option Price may be paid in cash, by certified or cashier’s check, by wire transfer, by money order, or by a combination of the above; provided, however, that the Administrator may accept a personal check in full or partial payment.

7. Exercise of Options.

An Option shall be deemed exercised when (i) the Administrator has received written notice of such exercise in accordance with the terms of the Option, and (ii) full payment of the aggregate Option Price plus required withholding tax amounts, if any, described in Section 14, of the Reserved Shares as to which the Option is exercised has been made. Separate stock certificates shall be issued by the Company for any Reserved Shares acquired as a result of exercising an Incentive Stock Option and a Non-Qualified Stock Option.

8. Vesting of Options.

(a) Without limitation, each Option shall Vest in whole or in part, and Reserved Shares subject to such Option shall become Vested Option Shares, or shall expire, according to the terms of the Option as expressly provided in such Option.

(b) The Committee, in its sole discretion, may accelerate the date on which all or any portion of an otherwise unvested Option shall Vest or restrictions on Restricted Shares will lapse.

9. Termination of Option Period.

(a) Unless the terms of an Option expressly provide for a different date of termination, the unexercised portion of an Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(1) on the ninetieth (90th) day following Holder’s Separation for any reason except death, Disability or for Cause; or

(2) immediately upon Separation as a result, in whole or in material part, of a discharge for Cause; or

(3) on the first (1st) anniversary of a Separation by reason of death or Disability; or

(4) in the case of a 10% Person, on the fifth (5th ) anniversary of the Date of Grant; or

(5) on the tenth (10th) anniversary of the Date of Grant.

(b) Notwithstanding any provision of this Plan to the contrary, in the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the proposed merger of the Company with or into another corporation (each a “Transaction”), unless otherwise expressly provided (by express reference to this Section 9(b)) in the terms of an Option, after the public announcement of the Transaction, the Committee may, in its sole discretion, direct the Administrator to deliver a written notice (“Cancellation Notice”) to any Holder of an Option, canceling the unexercised Vested portion (including the portion which becomes Vested by reason of acceleration or by virtue of the Transaction being proposed), if any, of such Option, effective on the date specified in the Cancellation Notice (“Cancellation Date”). Notwithstanding the foregoing, the Cancellation Date may not be earlier than the last to occur of (i) the fifteenth (15th) day following delivery of

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the Cancellation Notice, and (ii) the sixtieth (60th) day prior to the proposed date for the consummation of the Transaction (“Proposed Date”). Without limitation, the Cancellation Notice will provide that, unless the Holder elects in writing to waive, in whole or in part, a Conditional Exercise, that the exercise of the Option will be a Conditional Exercise, provided that the Holder will not be entitled to waive an exercise of an Option being a Conditional Exercise to the extent such exercise covers a portion of an Option which becomes Vested solely by virtue of the applicable Transaction being proposed. A “Conditional Exercise” shall mean that in the event the Transaction does not occur within one hundred eighty (180) days of the Proposed Date, the exercising Holder shall be refunded any amounts paid to exercise such Holder’s Option, such Option will be reissued, and the purported exercise of such Option shall be null and void ab intitio.

10. Acceleration.

(a) Unless otherwise expressly provided in the Award, in the event the Holder’s Separation is by reason of the Holder’s death, or Disability, all Awards granted to the Holder shall become fully exercisable, Vested, or the Restricted Period shall terminate, as the case may be (hereafter, in this Section 10, such Award shall be “accelerated”).

(b) Unless otherwise expressly provided in an Award, in the event of a Change in Control (i) all Awards shall be accelerated, and (ii) in the sole discretion of the Committee, the value of some or all Awards may be cashed out on the basis of the Change in Control Price, and in the case of an Option, the Change in Control price less the Option Price, at any time during the sixty (60) day period immediately preceding any bona fide transaction related to a Change in Control; provided, that if a date prior to such occurrence is selected for a cash out, any subsequent increase in the Change in Control Price will be paid to each Holder on the date of such occurrence, or as soon thereafter as reasonably possible, but not later than seventy-five (75) days from the occurrence of the Change in Control.

11. Transferability of Awards.

(a) Awards made under this Plan shall not be transferable by the Holder other than by will or the laws of descent and distribution, and so long as a Holder lives, only such Holder or his or her guardian or legal representative shall have the right to exercise any Award that is an Incentive Stock Option.

With respect to Awards made under this Plan (other than Incentive Stock Options), a Holder may file with the Administrator a written designation, on such form as may be prescribed by the Administrator, of the person(s) that in the event of the Holder’s death are authorized to (i) exercise any Options or SARs awarded to the Holder and to receive Holder’s rights pursuant to Holder’s Awards and/or (ii) receive payment of any cash awards awarded to the Holder. To the extent that the Holder has completed such a designation for Awards made under this Plan, such designation will remain in effect and shall prevail with respect to any Award issued hereunder until changed in writing by the Holder, which Holder may do at any time by written notice to the Administrator, to the extent enforceable under Applicable Laws. In the event that the Holder has filed no such designation with respect to the Holder’s Awards under this Plan, or where the person(s) designated by the Holder has dissolved or predeceases him or her (as applicable), the Company will allow the legal representative of the Holder’s estate to exercise any and all rights under an Award, and the Holder’s estate may receive any corresponding issuance of Reserved Shares or other payment authorized under the terms of this Plan.

(b) In order to avoid the termination of Non-Qualified Stock Options or SARs following the death of a Holder, any and all outstanding Non-Qualified Stock Options or SARs which become Vested upon the Holder’s death are deemed to be exercised on the day immediately prior to the first anniversary of the Holder’s Separation by death if not exercised before that date, with any subsequent transfer by the Company to the then Holder of Reserved Shares to be made as soon as practicable, but within 75 days after the deemed exercise of the Non-Qualified Stock Options or SARs. Without limitation, any exercise under this Section 11(b) of any and all Non-Qualified Stock Options shall be effectuated by the Company on behalf of the Holder whereby the Administrator shall concurrently provide irrevocable written instructions to (a) an Administrator designated brokerage firm to effect the immediate sale of the Reserved Shares and remit to the Administrator, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price plus all applicable federal, state and local income and employment taxes required to be withheld by the Company, and (b) the Administrator to deliver the remaining proceeds from the sale of

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the Reserved Shares exercised directly to Holder’s estate. Any and all SARs exercised under this Section 11(b) shall be deemed to comply with the exercise requirements of Section 16(c). Any Options or SARs exercised pursuant to this Section 11(b) shall be exercised only if “in the money” as determined by the Administrator.

12. Issuance of Reserved Shares.

No Holder shall be, or have any of the rights or privileges of, the owner of Reserved Shares subject to an Award unless and until certificates representing the Common Stock shall have been issued and delivered to such Holder. As a condition of any issuance of Common Stock, the Administrator may obtain such agreements or undertakings, if any, as the Administrator may deem necessary or advisable to assure compliance with any law or regulation or shareholder agreement including, but not limited to, a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Administrator, necessary or appropriate to comply with the provisions of any securities law deemed by the Administrator to be applicable to the issuance of the Reserved Shares and which are endorsed upon the Share certificates.

Share certificates issued to the Holder receiving such Reserved Shares who is a party to any shareholders agreement, voting trust, or any similar agreement shall bear the legends contained in such agreements. Notwithstanding any provision hereof to the contrary, no Reserved Shares shall be required to be issued with respect to an Award unless counsel for the Company shall be reasonably satisfied that such issuance will be in compliance with applicable federal or state securities laws.

In no event shall the Company be required to sell or issue Reserved Shares under any Award if the sale or issuance thereof would constitute a violation of applicable federal or state securities law or regulation or a violation of any other law or regulation of any governmental authority or any national securities exchange. As a condition to any sale or issuance of Reserved Shares, the Company may place legends on Reserved Shares, issue stop transfer orders, and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such law or regulation.

The Company shall use its best efforts to register the Reserved Shares with the Securities and Exchange Commission under a Form S-8.

13. Administration of this Plan.

(a) This Plan shall be administered by the Committee and, except for the powers reserved to the Board in Section 19 hereof, the Committee shall have all of the administrative powers under this Plan. Without limitation, all members of the Committee must be independent Directors under applicable rules of the New York Stock Exchange Market.

(b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan and, without limitation, may delegate all of what, in its sole discretion, it determines to be primarily administrative or ministerial duties to the Administrator. The determinations under, and the interpretations of, any provision of this Plan or an Award by the Committee (or the Administrator in the exercise of his administrative authority) shall, in all cases, be in its sole discretion, and shall be final and conclusive.

(c) Any and all determinations and interpretations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting duly called, with at least two (2) days prior notice, or (ii) without a meeting, by the written approval of all members of the Committee.

(d) No member of the Committee, or the Administrator, shall be liable for any action taken or omitted to be taken by such member or by any other member of the Committee or by the Administrator with respect to this Plan, and to the extent of liabilities not otherwise insured under a policy purchased by the Company, the Company does hereby indemnify and agree to defend and save harmless any member of the Committee, and the Administrator, with respect to any liabilities asserted or incurred in connection with the exercise and performance of their powers and duties hereunder, unless such liabilities are judicially determined to have arisen out of such person’s gross negligence, fraud or bad faith. Such indemnification

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shall include attorney’s fees and all other costs and expenses reasonably incurred in defense of any action arising from such act of commission or omission. Nothing herein shall be deemed to limit the Company’s ability to insure itself with respect to its obligations hereunder.

(e) In particular, and without limitation, except for the authority granted to the Administrator under Section 4(h) to make determinations described in subsections (i), (ii), and (iii) below while carrying out the general delegation by the Committee with respect to the grant of Awards to new Employees, the Committee shall have the sole authority, consistent with the terms of this Plan:

(i) to determine whether and to what extent Awards are to be granted hereunder to one or more Eligible Persons;

(ii) to determine the number of Reserved Shares to be covered by each such Award granted hereunder;

(iii) to determine the terms and conditions of any Award granted hereunder, and to amend or waive any such terms and conditions except to the extent, if any, expressly prohibited by this Plan;

(iv) to determine whether, to what extent, and under what circumstances Awards under this Plan are to be made, and operate, on a tandem basis with other Awards under this Plan; and

(v) to determine (or to delegate to the Administrator the authority to determine) whether to permit payment of tax withholding requirements in Shares.

(f) Without limitation, the Committee (and the Administrator in carrying out its responsibilities under Section 4(h)) shall have the authority to adopt, alter, and repeal any or all of its rules, guidelines, and practices with respect to this Plan, and all questions of interpretation, with respect to this Plan or any Award shall be decided by the Committee (or by the Administrator in carrying out its duties under Section 4(h)), whose decision shall be final, conclusive and binding upon the Company and each other affected party.

(g) Without limitation, the Committee in its sole discretion may limit the authority granted, or previously granted, hereunder by the Committee to the Administrator by notifying the Administrator in writing of such change.

14. Tax Withholding.

On or immediately prior to the date on which a payment is made to a Holder hereunder or, if earlier, the date on which an amount is required to be included in the income of the Holder as a result of an Award, the Holder shall be required to pay to the Company, in cash, the amount (if any) which the Company reasonably determines to be necessary in order for the Company to comply with applicable federal or state tax withholding requirements, and the collection of employment taxes; provided, further, without limitation, that the Administrator may require that such payment be made in cash.

15. Restricted Share Awards.

(a) The Committee may grant Restricted Share Awards to any Eligible Person, for no cash consideration, for such minimum consideration as may be required by applicable law, or for such cash consideration as may be specified in the grant. The terms and conditions of Restricted Share Awards shall be specified in the Award. The Committee, in its sole discretion, shall determine what rights, if any, the person to whom a Restricted Share Award is made shall have in the Restricted Shares during the Restricted Period and the Restrictions applicable to the particular Award, including, without limitation, that the holder of the Restricted Shares shall not have the right to vote the Restricted Shares and the extent, if any, of Holder’s right to receive Restricted Share Distributions. Unless otherwise provided in the Restricted Share Award, upon the expiration of Restrictions, the Restricted Shares shall cease to be Restricted Shares.

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(b) Generally, the Restrictions on Restricted Share Awards shall lapse in whole, or in installments, over whatever Restricted Period shall be selected by the Committee.

(c) Without limitations, the Committee may issue Restricted Shares Awards that vest upon grant, or may accelerate the date on which Restrictions lapse, are waived or are accelerated with respect to Restricted Share Awards which comprise five percent (5%) or less of the total number of Reserved Shares authorized for issuance under this Plan under the first sentence of Section 3(a).

(d) During the Restricted Period, the certificates representing the Restricted Shares, and any Restricted Share Distributions, shall be registered in the Holder’s name and bear a restrictive legend disclosing the Restrictions, the existence of this Plan, and the existence of such Restricted Share Award. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit the transfer to the Company of all or any portion of the Restricted Shares, and any assets constituting Restricted Share Distributions, which shall be forfeited in accordance with the terms of such Restricted Share Award. Restricted Shares shall constitute issued and outstanding Common Stock for all corporate purposes and the Holder shall have all rights, powers and privileges of a holder of unrestricted Shares except those that are expressly excluded under the terms of the Restricted Share Award. The Holder will not be entitled to delivery of the stock certificates until all Restrictions shall have terminated, and the Company will retain custody of all related Restricted Share Distributions (which will be subject to the same Restrictions, terms, and conditions as the related Restricted Shares) until the conclusion of the Restricted Period with respect to the related Restricted Shares; provided, that any Restricted Share Distributions shall not bear interest or be segregated into a separate account but shall remain a general asset of the Company, subject to the claims of the Company’s creditors, until the conclusion of the applicable Restricted Period; provided, further, that any material breach of any terms of the Restricted Share Award, as reasonably determined by the Administrator, will cause a forfeiture of both Restricted Shares and Restricted Share Distributions.

(e) The terms and conditions of Restricted Stock Units shall be reflected in an Award agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. An Eligible Person shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(f) Restricted Stock Units awarded to any Eligible Person shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Measures during such period, to the extent provided in the applicable Award agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Eligible Person to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award agreement. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock Units are granted, such action is appropriate.

(g) At the discretion of the Committee, vested Restricted Stock Units may be credited with Dividend Equivalents. Dividend Equivalents payable on Restricted Stock Units shall be subject to the same restrictions and vesting requirements as the underlying Common Stock with respect to which the Dividend Equivalents are paid, and will be paid or distributed at the same time as the Restricted Stock Units are settled or paid. If the Restricted Stock Unit with respect to which the Dividend Equivalent is paid is forfeited, such Dividend Equivalent also shall be forfeited. Dividend Equivalents shall be settled either in cash or in Common Stock, at the discretion of the Committee.

(h) Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Eligible Person, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit and either cash equal to any Dividend Equivalents credited with respect to each such Restricted Stock Unit in accordance with Section 15(g) hereof, or in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents, provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Restricted Stock Units. If a cash payment is made in lieu of delivering shares of

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Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to each Restricted Stock Unit.

16. Stock Appreciation Rights (“SAR”).

(a) The Committee shall have authority to grant a SAR with respect to Reserved Shares, including, without limitation, Reserved Shares covered by any Option (“Related Option”). A SAR granted with respect to a Related Option must be granted on the Date of Grant of such Related Option.

(b) For the purposes of this Plan, the following definitions shall apply:

(i) The term “SAR” shall mean a right granted under this Plan, including, without limitation, a right granted in tandem with an Award that shall entitle the Holder thereof to an amount equal to the SAR Spread payable as described in this Section 16(d).

(ii) The term “SAR Spread” shall mean with respect to each SAR an amount equal to the product of (1) the excess of (A) the Fair Market Value per Share on the date of exercise, over (B) the Agreed Price which, without limitation, is the Fair Market Value of the Reserved Shares on the Date of Grant, in each case multiplied by (2) the number of Reserved Shares with respect to which such SAR is being exercised.

(c) To exercise the SAR the Holder shall:

(i) Give written notice thereof to the Company, specifying the SAR being exercised and the number or Reserved Shares with respect to which such SAR is being exercised, and

(ii) If requested by the Company, deliver within a reasonable time the agreement evidencing the SAR being exercised and, if applicable, the Related Option agreement, to the Secretary of the Company who shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Holder.

(d) As soon as practicable, after the exercise of a SAR, the Holder will receive the equivalent value in cash of Reserved Shares having a Fair Market Value, as determined on the date of exercise of the Vested SAR, equal to the SAR Spread described in Section 16(b)(ii) above; provided, however, without limiting the generality of Section 14, that the Company, in its sole discretion, may withhold from a portion of such cash equivalent of the Reserved Shares amount any amount necessary to satisfy the Company’s minimum obligation for federal and state withholding taxes with respect to such exercise. Any Reserved Shares related to the exercise of a SAR will be available for reissuance under this Plan.

(e) A SAR may be exercised only if and to the extent that it is permitted under the terms of the Award which shall be only when such Related Option is eligible to be exercised.

(f) A SAR shall be transferable only to the extent, if any, provided in the agreement evidencing the SAR.

(g) Each SAR shall be on such terms and conditions not inconsistent with this Plan as the Committee may determine, provided that the term of a SAR may not extend beyond the tenth (10th) anniversary of its Date of Grant.

(h) The Holder shall have no rights as a stockholder with respect to the related Reserved Shares as a result of the grant of a SAR.

(i) With respect to a Holder who, on the date of a proposed exercise of a SAR is an officer (as that term is used in Rule 16a-1 promulgated under the 1934 Act or any similar rule which may subsequently be in effect), such proposed exercise may only occur as permitted by Rule 16b-3, including without limitation paragraph (e)(3)(iii) (or any similar rule which may subsequently be in effect promulgated pursuant to Section 16(b) of the 1934 Act).

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17. Section 83(b) Election.

If as a result of receiving an Award, a Holder receives Restricted Shares, then such Holder may elect under Section 83(b) of the Code to include in such person’s gross income, for such person’s taxable year in which the Restricted Shares are transferred to such Holder, the excess of the Fair Market Value (determined without regard to any Restriction other than one which by its terms will never lapse), of such Restricted Shares at the Date of Grant, over the amount (if any) paid for the Restricted Shares. If the Holder makes the Section 83(b) election described above, the Holder shall (i) make such election in a manner that is satisfactory to the Administrator, (ii) provide the Administrator with a copy of such election, (iii) promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and (iv) pay the withholding amounts described in Section 15.

18. Interpretation.

(a) If any provision of this Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead this Plan shall be construed and enforced as if such provision had never been included in this Plan.

(b) THIS PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF COLORADO.

(c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

(d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

(e) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

19. Amendment and Discontinuation of this Plan.

The Board, or the Committee (subject to the prior written authorization of the Board), may from time to time amend this Plan or any Award; provided, however, that (except to the extent provided in Section 9(b)) no such amendment may, without approval by the shareholders of the Company, (a) increase the number of Reserved Shares or change the class of Eligible Persons, (b) permit the granting of Awards which expire beyond the maximum ten (10) year period described in Section 9(a)(5), or (c) make any change for which applicable law or regulatory authority (including the regulatory authority of the Toronto Stock Exchange or the NYSE MKT or any other market or exchange on which the Common Stock is traded) would require shareholder approval or for which shareholder approval would be required for Awards to qualify as performance based awards under Section 162(m) of the Code; and provided, further, that no amendment or suspension of this Plan or any Award issued hereunder shall, except as specifically permitted in this Plan or under the terms of such Award, substantially impair any Award previously granted to any Holder without the consent of such Holder. Without the approval of the Company’s stockholders, the Committee will not re-price, adjust or amend the exercise price of any options or the grant price of any SAR previously awarded, whether through amendment, cancellation and concurrent replacement grant or any other means.

20. Effective Date and Termination Date.

This Plan shall be effective as of the Effective Date, and shall terminate on the tenth anniversary of such Effective Date; provided, without limitation, that unless otherwise expressly provided in an Award, the termination of this Plan shall not terminate an Award which is outstanding on such date.

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21. Section 409A.

It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise, and this Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including, without limitation, any rules for elective or mandatory deferral of the delivery of cash or shares of Common Stock pursuant thereto and any rules regarding treatment of such Awards in the event of a Change in Control, shall be set forth in the applicable Award agreement, deferral election forms and procedures, and rules established by the Committee, and shall comply in all respects with Section 409A of the Code. The following rules will apply to Awards intended to be subject to Section 409A of the Code (“409A Awards”):

(a) If an Eligible Person is permitted to elect to defer an Award or any payment under an Award, such election will be permitted only at times in compliance with Code Section 409A, including, without limitation, applicable transition rules thereunder.

(b) The Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A.

(c) Any distribution of a 409A Award following a Separation that would be subject to Code Section 409A(a)(2)(A)(i) as a distribution following a Separation from service of a “specified employee” as defined under Code Section 409A(a)(2)(B)(i), shall occur no earlier than the expiration of the six-month period following such Separation.

(d) In the case of any distribution of a 409A Award, if the timing of such distribution is not otherwise specified in this Plan or an Award agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.

(e) In the case of an Award providing for distribution or settlement upon Vesting or the lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in this Plan or an Award agreement or other governing document, the distribution or settlement shall be made not later than March 15 of the year following the year in which the Award Vested or the risk of forfeiture lapsed.

22. Blackout Periods.

Notwithstanding any other provision of this Plan or any Award to the contrary, any exercise of disposition of any Award or any Reserved Share pursuant to this Plan shall be consistent with the Trading Restrictions and Blackout Periods policy stated within the Company’s Disclosure Policy, or such other applicable written policy as necessary. If the term of any Award granted under the Plan ends on a day occurring within a Blackout Period or within ten business days thereafter, such Award shall continue to be exercisable under the terms of the Plan up to 5:00 p.m. (Denver time) on the tenth business day following the end of such Blackout Period.

SOLITARIO
EXPLORATION
& ROYALTY

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual Meeting of Shareholders to be held on June 18, 2013

This Form of Proxy is solicited by and on behalf of the Board of Directors.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3. This proxy should be signed in the exact manner as the name appears on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed to the holder.

5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.**

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6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8. This proxy should be read in conjunction with the accompanying documentation.

Proxies submitted must be received by 3:00 pm, Mountain Time, on June 17, 2013.

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Appointment of Proxyholder

I/We being holder(s) of Solitario Exploration & Royalty Corp. hereby appoint: Christopher E. Herald, a duly authorized officer of the Company, or failing this person, James R. Maronick, a duly authorized officer of the Company,

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of shareholders of **Solitario Exploration & Royalty Corp.** to be held at **4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033** on **June 18, 2013** at **10.00 a.m. M.D.T.** and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold	Against		For	Withhold	Against		For	Withhold	Against
01. Brian Labadie	☐	☐	☐	02. Mark E. Jones, III	☐	☐	☐	03. John Hainey	☐	☐	☐
04. Leonard Harris	☐	☐	☐	05. Christopher E. Herald	☐	☐	☐				

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2. Advisory Approval of the Company's Executive Compensation

Approval on an advisory basis, the compensation of the Company's named executive officers.

For	Against
☐	☐

3. 2013 Solitario Exploration & Royalty Corp. Ominbus Stock and Incentive Plan

Approval of the 2013 Solitario Exploration & Royalty Corp. Ominbus Stock and Incentive Plan.

For	Against	Abstain
☐	☐	☐

4. Appointment of Auditors

To ratify the appointment of EKSH LLLP, as Auditors of the Company for the fiscal year 2013.

For	Against	Abstain
☐	☐	☐

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5. The proxyholder is authorized to vote in their discretion on such other business as my properly come before the meeting and all adjournments thereof.

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.**

Signature(s)

Date

MM / DD / YY

Interim Financial Statements

Mark this box if you would like to receive interim financial statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Report

Mark this box if you would like to receive the Annual Report and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

046693 AR1 SLRQ

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